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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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ARES COMMERCIAL REAL ESTATE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Ares Commercial Real Estate Corporation
245 Park Avenue, 42nd Floor
New York, NY 10167

April 27, 2018

Dear Stockholder:

              You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the "Annual Meeting") of Ares Commercial Real Estate Corporation (the "Company") to be held on June 11, 2018 at 9:30 a.m., Eastern Daylight Time, at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036.

              At the Annual Meeting, you will be asked to (i) elect three directors of the Company, (ii) ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm and (iii) approve the Company's Amended and Restated 2012 Equity Incentive Plan, each as more fully described in the accompanying proxy statement.

              Your vote is important regardless of the number of shares you own.

              We will be using the "Notice and Access" method of providing proxy materials to stockholders. We believe that this process will provide a convenient and quick way to access the proxy materials, including the Company's proxy statement and 2017 annual report to stockholders, and authorize a proxy to vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.

              On or about April 30, 2018, the Company will mail to stockholders a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice and Access card, containing instructions on how to access the proxy statement and 2017 annual report to stockholders and authorize a proxy to vote electronically via the Internet or by telephone. The Notice and Access card also contains instructions as to how stockholders can receive a paper copy of the proxy materials and authorize a proxy to vote by mail.

              If you hold shares of the Company's common stock in "street name" through a broker, bank or other institution or nominee, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

              We urge you to submit your proxy voting instructions to the Company as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.

              On behalf of your board of directors, thank you for your continued interest and support.

Sincerely,
/s/ WILLIAM S. BENJAMIN William S. Benjamin Chairman of the Board of Directors

Ares Commercial Real Estate Corporation
245 Park Avenue, 42nd Floor
New York, NY 10167

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 11, 2018

To the Stockholders of Ares Commercial Real Estate Corporation:

              Notice is hereby given that the 2018 Annual Meeting of Stockholders (the "Annual Meeting") of Ares Commercial Real Estate Corporation, a Maryland corporation (the "Company"), will be held on June 11, 2018 at 9:30 a.m., Eastern Daylight Time, at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036 for the following purposes:

  1.
  To elect three directors to serve until the Company's 2021 annual meeting of stockholders, and until their successors are duly elected and qualify;

  2.
  To consider and vote upon the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018;

  3.
  To consider and vote upon the approval of the Company's Amended and Restated 2012 Equity Incentive Plan; and

  4.
  To consider and take action upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

              Only the holders of record of shares of common stock of the Company at the close of business on the record date, April 12, 2018, will be entitled to receive notice of and vote at the Annual Meeting or any adjournment or postponement thereof.

              Your vote is important regardless of the number of shares you own. Accordingly, we urge you to promptly submit your proxy voting instructions even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.

              You have the option to revoke your proxy at any time prior to the Annual Meeting, or to vote your shares personally on request if you attend the Annual Meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the meeting may be adjourned in order to permit further solicitation of proxies by the Company.

              If you hold shares of the Company's common stock in "street name" through a broker, bank or other institution or nominee, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

              Your proxy is being solicited by the Company's board of directors. The board of directors recommends that you vote FOR the election of the three directors listed in the accompanying proxy statement to serve until the Company's 2021 annual meeting of stockholders, and until their successors are duly elected and qualify, FOR the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 and FOR the approval of the Company's Amended and Restated 2012 Equity Plan.

By Order of the Board of Directors,
/s/ ANTON FEINGOLD Anton Feingold Secretary

New York, New York
April 27, 2018

              Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 11, 2018: The Proxy Statement and the Company's 2017 Annual Report are available at: http://materials.proxyvote.com/04013V.

Ares Commercial Real Estate Corporation
245 Park Avenue, 42nd Floor
New York, NY 10167

 PROXY STATEMENT FOR
2018 ANNUAL MEETING OF STOCKHOLDERS

              This proxy statement is being furnished to stockholders in connection with the solicitation of proxies by the board of directors (the "Board") of Ares Commercial Real Estate Corporation, a Maryland corporation (the "Company," "we," "us" or "our"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 11, 2018 at 9:30 a.m., Eastern Daylight Time, at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036 or at any adjournment or postponement thereof. This proxy statement, the notice of annual meeting of stockholders and the related proxy card are first being made available to our stockholders on or about April 27, 2018.

              This proxy statement is accompanied by our 2017 Annual Report which includes audited financial statements for the fiscal year ended December 31, 2017 audited by Ernst & Young LLP, our independent registered public accounting firm, and their report thereon, dated March 1, 2018.

              We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly authorize your proxy and we receive it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specify. If you return an executed proxy, but no specification is made, the votes entitled to be cast by you will be cast FOR the election of the three directors listed in the accompanying proxy statement to serve until our 2021 annual meeting of stockholders, and until their successors are duly elected and qualify, FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 and FOR the approval of the Company's Amended and Restated 2012 Equity Plan. As to any other business which may properly come before the Annual Meeting or any postponements or adjournments thereof, the persons named as proxy holders on your proxy card will vote the shares of common stock represented by properly submitted proxies in their discretion.

              Any stockholder "of record" (i.e., stockholders holding shares directly in their name) giving a valid proxy for the Annual Meeting may revoke it before it is exercised by giving a later-dated properly executed proxy, by giving notice of revocation to us in writing before or at the Annual Meeting or by attending the Annual Meeting and voting in person. However, the mere presence of the stockholder at the Annual Meeting does not revoke the proxy. If you hold shares of our common stock in "street name" through a broker, bank or other institution or nominee, you may vote such shares at the Annual Meeting only if you obtain proper written authority from your broker, bank or other institution or nominee and present it at the Annual Meeting. If your shares are held for your account by a broker, bank or other institution or nominee, to revoke any voting instructions prior to the time the vote is taken at the Annual Meeting, you must contact such broker, bank or other institution or nominee to determine how to revoke your vote in accordance with their policies a sufficient time in advance of the Annual Meeting.

              Unless revoked as stated above, the shares of common stock represented by valid proxies will be voted on all matters to be acted upon at the Annual Meeting. With respect to the election of directors, proxies cannot be voted for a greater number of persons than the number of nominees named.

              The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters. Stockholders have no dissenters' or appraisal rights in connection with any of the proposals described herein. The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 12, 2018. As of the close of business on April 12, 2018, there were 28,598,916 shares of our common stock outstanding. Each share of common stock has one vote. The presence, in person or by proxy, of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum for the purposes of the Annual Meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting in order to permit further solicitation of proxies. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner (i.e., a broker) does not vote on a particular proposal because such nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner. Under the rules of the New York Stock Exchange ("NYSE"), the only item to be acted upon at the Annual Meeting with respect to which a broker or nominee will be permitted to exercise voting discretion is the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Therefore, if you hold your shares in "street name" and do not give the broker or nominee specific voting instructions on the election of the three directors, your shares will not be voted on those items, and a broker non-vote will occur. Broker non-votes will have no effect on the voting results for such items.

              The affirmative vote of a plurality of the votes cast at a meeting at which a quorum is present is required under our Amended and Restated Bylaws (the "Bylaws") to approve Proposal 1 (the election of three directors to serve until our 2021 annual meeting of stockholders and until their successors are duly elected and qualify). This means that the nominees with the most votes are elected. For purposes of the vote on Proposal 1, you may vote "For" or withhold authority to vote for each of the nominees to the Board. "Withheld" votes and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. However, each director has agreed that if he or she receives more "Withheld" votes than "For" votes, the director will tender his or her resignation for consideration by the nominating and governance committee. For additional details, including a description of our director majority vote resignation policy, see the section of this proxy statement entitled "Proposal 1: Election of Directors."

              You may vote "For" or "Against," or abstain from voting on Proposal 2 (to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm). The affirmative vote of at least a majority of all of the votes cast at a meeting at which a quorum is present is required for approval of Proposal 2 (meaning the number of shares voted "For" Proposal 2 must exceed the number of shares voted "Against" Proposal 2). For purposes of the vote on Proposal 2, abstentions will not be counted as votes cast and will have no effect on the result of the vote.

              You may vote "For" or "Against," or abstain from voting on Proposal 3 (to approve the Company's Amended and Restated 2012 Equity Incentive Plan). The affirmative vote of at least a majority of all of the votes cast at a meeting at which a quorum is present is required for approval of Proposal 3 (meaning the number of shares voted "For" Proposal 3 must exceed the number of shares voted "Against" Proposal 3). For purposes of the vote on Proposal 3, abstentions will not be counted as votes cast and will have no effect on the result of the vote.

              We will bear the cost of solicitation of proxies in relation to this proxy statement. Proxies will be solicited by mail, by telephone, by electronic mail or by facsimile, telegram or other electronic means or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom we will reimburse for its expenses in so doing. In addition to the use of mail, directors, officers and regular employees of Ares Commercial Real Estate Management LLC, our external manager (our "Manager"), without special compensation therefor, may solicit proxies personally, by telephone, by electronic mail or by facsimile, telegram or other electronic means from stockholders.

              The Board recommends that you vote FOR the election of the three directors listed in this proxy statement to serve until our 2021 annual meeting of stockholders, and until their successors are duly elected and qualify, FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 and FOR the approval of the Company's Amended and Restated 2012 Equity Plan.

PROPOSAL 1: ELECTION OF DIRECTORS

Election of Directors

              Under our charter (as amended, the "Charter") and the Bylaws (together with the Charter, the "Charter Documents"), our directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies, or until the director's earlier resignation, death or removal.

              The terms of Rand S. April, Michael J Arougheti and James E. Skinner, the Class III directors, will expire at the Annual Meeting. As a result, the nominating and governance committee has recommended, and the Board has nominated, Messrs. April, Arougheti and Skinner to stand for re-election at the Annual Meeting and to hold office until the annual meeting to be held in 2021 and until their successors are duly elected and qualify. Messrs. April, Arougheti and Skinner have agreed to continue to serve as directors if elected and have consented to be named as nominees. The Charter Documents provide that directors shall be elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting. This means that Messrs. April, Arougheti and Skinner must receive the most votes to be elected as our directors for the term for which they have been nominated.

              A stockholder can vote for or withhold his or her vote from such director nominee. Nominees are elected by a plurality vote, which means that the nominees with the most votes are elected. However, pursuant to our Corporate Governance Guidelines, any nominee in an uncontested election who receives a greater number of votes withheld from his or her election than votes for his or her election will, within five days following the certification of the stockholder vote, tender his or her written resignation to the Chairman of the Board for consideration by the nominating and governance committee. The nominating and governance committee will then review the director's continuation on the Board and recommend to the Board whether the Board should accept such tendered resignation. The Board will promptly and publicly disclose its decision and, if applicable, the reasons for rejecting the tendered resignation.

              In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the three directors named herein. If any nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated as a replacement by the nominating and governance committee and by the Board. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

Information about the Directors

              The information set forth below was furnished to us by each director, and sets forth as of April 27, 2018, the name, age, principal occupation or employment of each such person, all positions and offices such person has held with us, and the period during which he or she has served as our director or executive officer. Messrs. April, Arougheti and Skinner have not been proposed for election nor has any director been selected as a director pursuant to any agreement or understanding with us or any other person.

              Currently, the Board is comprised of nine members, which are divided into three classes serving staggered terms. Each director generally serves until the annual meeting of stockholders held in the third year following the year of his or her election and until a successor is duly elected and qualifies. The Bylaws provide that a majority of the entire Board may at any time increase or decrease the number of directors. However, unless the Bylaws are amended, the number of directors may never be less than the minimum required by the Maryland General Corporation Law, or more than 15.

              We divide our directors into two groups—interested directors and independent directors. Independent directors are directors that the Board has affirmatively determined satisfy the requirements of Rule 303A.02 of the NYSE Listed Company Manual. Directors for which no such determination has been made are considered interested directors.

Name	Age	Position(s) Held with Company and Length of Time Served
Rand S. April	67	Director (Class III Director) since April 2016*
Michael J Arougheti	45	Director (Class III Director) since September 2011(Chairman of the Board from September 2011 through March 2014)
William S. Benjamin	54	Director (Class II Director) and Chairman of the Board since February 2018
Caroline E. Blakely	63	Director (Class II Director) since February 2014*
William L. Browning	64	Director (Class I Director) since February 2014*
James A. Henderson	48	Director (Class I Director) and Chief Executive Officer since November 2017; President and Chief Investment Officer since April 2017
Edmond N. Moriarty, III	57	Director (Class I Director) since April 2018*
James E. Skinner	64	Director (Class III Director) since April 2016*
Kirk A. Sykes	59	Director (Class II Director) since October 2017*

*
Our Board has determined that this director is independent for purposes of the NYSE corporate governance listing requirements.

              Based on the recommendations of the nominating and governance committee, the Board has identified certain desired attributes for directors. Each of the directors has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of the directors also has sufficient time available to devote to our affairs, is able to work with the other members of the Board and contribute to our success and can represent the long-term interests of our stockholders as a whole. The directors have been selected such that the Board represents a range of backgrounds and experience. There is no familial relationship among any of the members of the Board or executive officers.

              Set forth below is biographical information for the directors as of April 27, 2018. The biographical information of each director includes a discussion of such director's particular experience, qualifications, attributes or skills, as of the date of this proxy statement, that lead us to conclude that such individual should serve as a director, in light of our business and structure.

    Nominees for Class III Directors (Current term expires at the 2018 Annual Meeting of Stockholders)

              Rand S. April is one of our Class III directors and currently serves as a member of the compensation committee and the nominating and governance committee. Mr. April was a Partner of Skadden, Arps, Slate, Meagher & Flom LLP, an international law firm, for three decades until 2013 and Mr. April served as the leader of Skadden's Los Angeles office from 1994 until 2012. Subsequent to Mr. April's retirement as a Partner in 2013, he was Of Counsel to Skadden until April 2016. During his time at Skadden, Mr. April had an extensive real estate and finance practice, regularly advising both U.S. and international clients in transactions involving a wide variety of real estate asset classes. He has considerable experience with the public and private offering of various types of real estate securities, including REIT and securitized debt offerings. Mr. April is a longtime board member and former Chairman of Public Counsel Law Center, the nation's largest pro bono law firm serving the indigent, where he was interim President and Chief Executive Officer in 2015. Mr. April is also a board member of Town Hall Los Angeles, where he served as Chairman from 2010 to 2011, and a member of the Advisory Board of the Los Angeles Sports and Entertainment Commission. Since July 2016, Mr. April has served as general counsel to the Karsh Family Social Service Center, Inc., an organization that provides comprehensive support services for indigent clients and other individuals in the surrounding community. Mr. April holds a B.A., phi beta kappa, from Northwestern University and a J.D. from Columbia University School of Law, where he was a Harlan Fiske Stone Scholar. Mr. April's extensive experience as a partner of a major international law firm and as a real estate and finance lawyer advising companies, including REITs, in transactions involving a wide variety of real estate asset classes, provides the Board with valuable knowledge and insight into the real estate industry.

              Michael J Arougheti is one of our Class III directors. He served as the Chairman of the Board from September 2011 through March 2014. Mr. Arougheti is a Co-Founder of Ares Management, L.P. (NYSE:ARES), a Director and the Chief Executive Officer and President of Ares Management GP LLC, Ares Management's general partner. He also serves on the Board of Ares Partners Holdco LLC, the 7-member governing body which controls the firm. He is additionally a Partner in the Ares Credit Group and a member of the Management Committee of Ares Management. He also serves as Co-Chairman of Ares Capital Corporation (NASDAQ: ARCC). Mr. Arougheti also is a member of the Ares Credit Group's U.S. and European Direct Lending Investment Committees, the Ares Equity Income Opportunity Strategy Portfolio Review Committee and the Ares Operations Management Group. Mr. Arougheti may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2004, Mr. Arougheti was employed by Royal Bank of Canada from 2001 to 2004, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle-market leveraged loans, senior and junior subordinated debt, preferred equity and common stock and warrants on behalf of RBC and other third-party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal and an Investment Committee member, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder, Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group. Mr. Arougheti also serves on the boards of directors of Riverspace Arts, a not-for-profit arts organization and Operation HOPE, a not-for-profit organization focused on expanding economic opportunity in underserved communities through economic education and empowerment. Mr. Arougheti received a B.A. in Ethics, Politics and Economics, cum laude, from Yale University. Mr. Arougheti's knowledge of, and extensive experience in, investment management, leveraged finance and financial services gives the Board valuable industry specific knowledge and expertise on these and other matters.

              James E. Skinner is one of our Class III directors and currently serves as a member of the audit committee and as the Chairperson of the compensation committee. Mr. Skinner held various senior management positions with Neiman Marcus Group, Inc. and its related and predecessor companies from June 2001 until his retirement in February 2016, including serving as Vice Chairman between July 2015 and February 2016, Executive Vice President, Chief Operating Officer and Chief Financial Officer between October 2010 and July 2015, and serving as Executive Vice President and Chief Financial Officer from 2007 to 2010. Mr. Skinner served as Senior Vice President and Chief Financial Officer of CapRock Communications Corp. in 2000 and from 1991 until 2000, Mr. Skinner served in several positions with CompUSA Inc., including Executive Vice President and Chief Financial Officer beginning in 1994. Mr. Skinner also served as a partner with Ernst & Young from 1987 until 1991. Mr. Skinner serves on the board of directors of (i) Fossil Group, Inc. (NASDAQ:FOSL), a global design, marketing and distribution company of consumer fashion accessories and (ii) Hudson Ltd. (NYSE: HUD), one of the largest travel retailers in North America. Mr. Skinner holds a B.B.A. from Texas Tech University and is a certified public accountant in Texas. Mr. Skinner provides the Board with extensive leadership experience obtained from his service as a chief financial officer of large organizations and his extensive knowledge in accounting, finance, capital markets, strategic planning and risk management.

    Directors Continuing in Office

    Class I Directors (Current term expires at the 2019 Annual Meeting of Stockholders)

              William L. Browning is one of our Class I directors and currently serves as the Chairperson of the audit committee and as a member of the compensation committee. Mr. Browning has dedicated his time to serving on boards of directors since January 2012. From 1999 to January 2012, Mr. Browning was a senior client service partner at Ernst & Young LLP, a global leader in assurance, tax, transaction and advisory services. From 2008 to 2012, Mr. Browning served as the managing partner for Ernst & Young LLP's Los Angeles office, which at the time of his departure was Ernst & Young LLP's second largest practice in the Americas and the largest public accounting firm in Los Angeles with over 1,200 professionals and over $400 million in annual revenues. Mr. Browning's extensive industry sector experience includes: real estate and REITs, financial services (commercial banks, asset management, consumer finance, credit card and mortgage companies), private equity, energy (upstream/downstream, refining and natural gas), engineering and construction, and technology. Before joining Ernst & Young LLP, Mr. Browning began his professional career with Arthur Andersen & Co. in 1976, where he was admitted to partnership in 1987 and named office managing partner of its Oklahoma office in 1994. At Arthur Andersen & Co. in Oklahoma and in Los Angeles, California, Mr. Browning served clients in a wide variety of industries and led the firm's domestic banking practice and regulatory compliance practice. Mr. Browning also serves on the board of directors of (i) McCarthy Holdings, the holding company for McCarthy Building Companies, Inc., one of the top 10 U.S. commercial builders and the oldest American construction company, (ii) Parsley Energy, Inc., an independent oil and natural gas company and (iii) Blackbrush Oil and Gas LP, an independent oil and gas exploration and development company that is also a portfolio company of a fund managed by an affiliate of our Manager. Mr. Browning is also an adjunct professor at Southern Methodist University in Dallas, Texas. Mr. Browning volunteers on the board of CARE, a non-profit organization focused on assisting young adults with chemical abuse issues, as well as on the Dallas Summer Musicals board. Mr. Browning holds a B.B.A. from the University of Oklahoma and is a certified public accountant in Oklahoma, California and Texas. Mr. Browning's experience in accounting and auditing, including in the real estate and REIT industries, provides the Board and, specifically, the audit committee, with valuable knowledge, insight and experience in such matters.

              James A. Henderson is our Chief Executive Officer, Chief Investment Officer and President and is one of our Class I directors. Since joining Ares Management in April 2017, Mr. Henderson has served as a Partner in the Ares Real Estate Group and he is Head of Real Estate Debt. Prior to joining Ares Management, Mr. Henderson held a variety of leadership roles at Barings Real Estate Advisers, a global investment manager, and its predecessor companies Cornerstone Real Estate Advisers and Babson Capital Management. The last position he held was Head of Structured Real Estate Investments at Barings where he oversaw a leading high yield real estate debt investment platform with teams in the United States and Europe. Mr. Henderson also led the development, launch and/or investment of various high yield debt investment vehicles. Mr. Henderson was Chairman of

Barings' Structured Real Estate Investment Committees in the United States and Europe, a member of Barings' Direct Equity and Real Estate Securities Investment Committees, had a leading role in Barings' real estate private equity activities, and had direct oversight of a 100-person specialty finance company focused on multifamily lending. Prior to joining Barings and its predecessor companies Cornerstone and Babson in 2005, he was a partner at a private equity real estate firm that owned and operated over 25,000 apartments, which was focused on the acquisition and repositioning of distressed multifamily assets. Prior to this, he was Vice President of Development for Oldcastle/CRH where he focused on the acquisition, repositioning and operation of mid-market operating companies. He served six years as an officer in the United States Navy, where he held a variety of roles including engineering, operations, and navigator of an Aegis Cruiser. Mr. Henderson earned a B.S. degree with Merit from the United States Naval Academy and an M.B.A. from Duke University Fuqua School of Business. Mr. Henderson's extensive knowledge about the commercial real estate industry and his experience in a variety of senior leadership roles provides the Board with valuable industry specific knowledge and expertise on these matters.

              Edmond N. Moriarty, III is one of our Class I directors. Mr. Moriarty has been the Chief Financial Officer and Head of Risk for Rockefeller Capital Management and a member of its Executive Committee since March 2018. From February 2010 to February 2016, Mr. Moriarty served in various senior management positions with Morgan Stanley, including as the Head of Merchant Banking & Real Estate Investing, Alternative Investment Partners (AIP), and Managed Futures at Morgan Stanley which, in aggregate managed $77 billion of assets under management across a variety of alternative strategies and products. Prior to this role, he was the Chief Operating Officer of Investment Management at Morgan Stanley from 2010 to 2013. He was also a member of Morgan Stanley's Management Committee, Firm-wide Risk Committee, Asset/Liability Management Committee and Global Franchise Committee. Before joining Morgan Stanley, Mr. Moriarty worked for Merrill Lynch & Co. from 1987 through 2008, where he finished as a Senior Vice President and Co-Chief Risk Officer and was selected to join the senior transition leadership team for the merger of Merrill Lynch & Co. with Bank of America Corp. At Merrill, he held a variety of leadership roles during his tenure across investment banking, capital markets, and risk management. He initially joined Merrill Lynch & Co. as an investment banker in 1987. Mr. Moriarty is currently Vice Chairman of the Board of Trustees of Elon University as well as a trustee of Homeless Solutions, Inc., a non-profit, based in Morristown, NJ. He was formerly Vice Chairman of the Board of Trustees of the Gill St. Bernard's School. He received his bachelor's degree from Hamilton College and MBA from the Darden School of Business at the University of Virginia. Mr. Moriarty's significant experience in the banking, real estate and asset management industries will provide the Board with valuable real estate, economic, and capital markets experience.

    Class II Directors (Current term expires at the 2020 Annual Meeting of Stockholders)

              William S. Benjamin is one of our Class II directors and the Chairman of the Board. Mr. Benjamin, is a Partner and Head of Ares Real Estate Group and a member of the Management Committee of Ares Management. Additionally, Mr. Benjamin serves on the Ares Real Estate Operating Committee and is a member of the Ares Real Estate Group's Equity, Debt and U.S. Development and Redevelopment Fund II Investment Committees. In 2013, Mr. Benjamin joined Ares Management through its acquisition of AREA Property Partners, where he was a Senior Partner. Mr. Benjamin joined the predecessor of AREA Property Partners from Bankers Trust Corp in 1995, where he worked in the Real Estate Finance Group since 1986. Mr. Benjamin graduated from Harvard with a Bachelor of Arts degree and holds a Master of Business Administration degree from University of Pennsylvania, Wharton School. Mr. Benjamin's extensive experience in the global commercial real estate markets and as a senior real estate executive enables him to provide the Board with leadership and financial expertise as well as insight into the current status of the global real estate and financial markets.

              Caroline E. Blakely is one of our Class II directors and currently serves as the Chairperson of the nominating and governance committee and as a member of the audit committee. Ms. Blakely is currently the Chief Executive Officer and President of Rebuilding Together, Inc., a leading national nonprofit in safe and healthy housing. Ms. Blakely was a partner in the Real Estate Group at Cassin & Cassin LLP, a law firm providing legal services that focus on real estate finance, real estate transactions and private client services from October 2013 to December 2015. Prior to joining Cassin & Cassin LLP, Ms. Blakely served as a Vice President of the multifamily business of the Federal National Mortgage Association ("Fannie Mae") from April 1999 to October 2013. In this capacity, Ms. Blakely defined the strategic direction for Fannie Mae's growing asset management and counterparty responsibilities. In addition, Ms. Blakely was responsible for mitigating the financial and operational risk of 24 Delegated Underwriting Servicing Lenders, including assessing the counterparty's capital adequacy to share risk with Fannie Mae. She initiated performing note sales and negotiated the first sale of multifamily mortgage servicing rights. Ms. Blakely also served as Chief Marketing Officer of National Cooperative Bank ("NCB") and as Senior Managing Director of NCB's Corporate Banking and Commercial Real Estate Divisions from 1992 to 1999, during which time she served as a member of NCB's Executive Committee and as President of NCB Capital Corporation. In 1980, Ms. Blakely founded a law firm specializing in structured finance and real estate lending for acquisition, development and construction loans, where she practiced until 1992. Ms. Blakely currently serves on the executive committee of the Urban Land Institute's Women's Leadership Initiative and volunteers on the Board of Trustees for Global Communities, a non-profit organization specializing in international development and microfinance. Ms. Blakely holds a B.A. in English from the University of Virginia and a J.D. from Georgetown University Law Center, where she graduated cum laude. Ms. Blakely's significant experience as a lawyer and adviser to real estate investors and real estate transaction experience provides valuable knowledge to the Board.

              Kirk A. Sykes is one of our Class II directors. Mr. Sykes currently serves as an Advisor to New Boston Fund, Inc., an independent, privately-owned real estate investment management firm. Previously, he was the President of the Urban Strategy America Fund, L.P., a New Boston real estate investment fund, from 2005 until 2016. Since 1993, Mr. Sykes has also served as President of Primary Corporation, a real estate company that owns commercial real estate, and he has served as the manager of Accordia Partners, LLC, a real estate development company, since 2014. Mr. Sykes currently serves as a member of the Federal Reserve Bank of Boston CEO Roundtable and External Diversity Advisory Board, the Eastern Bank Corporation Board of Trustees and its Risk Management Committee, the Real Estate Executive Council Board (Chairman) and the Urban Land Institute New England Advisory Council, among others. In addition to other bank advisory roles, he previously served on the Board of Directors of the Federal Reserve Bank of Boston from 2008 to 2014, including as its Chairman from 2012 to 2014. Mr. Sykes holds a Bachelor of Architecture degree from Cornell University. Mr. Sykes' significant experience as a real estate investor and executive and valued board member to a variety of local and national organizations provides the Board with extensive real estate, financial and economic knowledge.

              The Board recommends that you vote FOR the election of Rand S. April, Michael J Arougheti and James E. Skinner as directors of our Company for the term for which they have been nominated.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              The audit committee and the Board have selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 and are submitting the selection of Ernst & Young LLP to our stockholders for ratification. Ernst & Young LLP has audited our financial statements since our inception in September 2011 through the fiscal year ended December 31, 2017, and has also provided us certain tax services. Neither our Charter Documents nor applicable law requires stockholder ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. However, the Board is submitting the appointment of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice.

              If our stockholders fail to ratify the selection of Ernst & Young LLP, the audit committee and the Board will consider whether or not to direct the appointment of a different independent registered public accounting firm. Even if the selection is ratified, the audit committee and the Board may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interests.

              We expect that a representative of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

Principal Accountant Fees and Services

              The following are aggregate fees billed to us by Ernst & Young LLP during the fiscal year ended December 31, 2017 and December 31, 2016:

	Fiscal Year Ended December 31, 2017	Fiscal Year Ended December 31, 2016
Audit Fees	$533,000	$685,000
Audit-Related Fees	$67,000	$156,000
Tax Fees	—	—
All Other Fees	$117,000	—

Total Fees	$717,000	$841,000

    Audit Fees

              Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings, our registration statements and securities offerings.

    Audit Related Fees

              Audit-related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." For the years ended December 31, 2017 and December 31, 2016, audit-related fees were primarily related to audit related consultations, compliance audits and certain required Securities and Exchange Commission filings.

    Tax Fees

              Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and tax compliance, customs and duties, mergers and acquisitions and tax planning.

    All Other Fees

              All other fees consist of fees for products and services other than the services reported above, such as compliance-related services, subscription fees, consents, comfort letters and other services related to SEC and other regulatory filings.

              The audit committee, or the chairperson of the audit committee to whom such authority was delegated by the audit committee, must pre-approve all services provided by the independent registered public accounting firm. Any such pre-approval by the chairperson must be presented to the audit committee at its next regular quarterly meeting. The audit committee has also adopted policies and procedures for pre-approving certain non-prohibited work performed by our independent registered public accounting firm. Specifically, the committee has pre-approved the use of Ernst & Young LLP for specific types of services within the following categories: audit, audit-related, tax and other. In each case, the committee has also set a specific annual limit, which can be updated, on the amount of such services which we may obtain from our independent registered public accounting firm. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

              The affirmative vote of at least a majority of the votes cast at the Annual Meeting is required for the approval of this proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR this proposal.

              The Board, based on the approval and recommendation of the audit committee, recommends a vote FOR this proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

PROPOSAL 3: APPROVAL OF THE COMPANY'S AMENDED AND RESTATED 2012 EQUITY INCENTIVE PLAN

              The Company maintains the Ares Commercial Real Estate Corporation 2012 Equity Incentive Plan (the "2012 Equity Incentive Plan"), which is available to provide equity-based incentives to outside directors, officers, advisors, consultants, and key personnel of the Company and the other Participating Companies (as defined therein), and to the Manager and others expected to provide bona fide services to the Company and the other Participating Companies.

              In 2018, the compensation committee engaged FTI Consulting, Inc. as its independent compensation consultant. The compensation committee, in consultation with FTI Consulting, reviewed a range of options with respect to our compensation program and the methods available to us, including by means of granting equity-based awards (i) to further align the interests of our Manager and its personnel who support our Manager in providing services to us under the Management Agreement with those of our stockholders and (ii) to attract new personnel with outstanding qualifications. In connection with this review, the Board determined that it was necessary to increase the number of available shares available for future issuance under the 2012 Equity Incentive Plan for such purposes.

              On April 24, 2018, the Board unanimously approved the Company's Amended and Restated 2012 Equity Incentive Plan (the "Amended and Restated 2012 Equity Incentive Plan"), subject to stockholder approval at the Annual Meeting. At the Annual Meeting, our stockholders will be asked to approve the Amended and Restated 2012 Equity Incentive Plan, which amends and restates the 2012 Equity Incentive Plan as follows:

    Increase of the Share Reserve. The Amended and Restated 2012 Equity Incentive Plan will increase the total number of shares of common stock subject to the 2012 Equity Incentive Plan to 1,476,625 by increasing the number of available shares by 700,000 shares of common stock. As of April 26, 2018, 350,993 shares of common stock remain available for future issuance under the 2012 Equity Incentive Plan. Accordingly, if the Amended and Restated 2012 Equity Incentive Plan is approved, 1,050,993 shares of common stock will be available for future issuance. The Board believes that it is important to maintain a sufficient number of shares of common stock available for future issuance to enable our Company to issue awards to outside directors, officers, and key personnel of our Manager and to, among other things, create incentives for the recipients to improve the long-term stock price performance and to focus on long-term business objectives, financial success and long-term growth. The Board believes that the proposed increase in the share reserve is necessary to ensure that a sufficient reserve of common stock remains available for issuance to allow us to continue to utilize equity incentives.

    Aggregate Limits on Grants to Outside Directors. Whereas the 2012 Equity Incentive Plan did not impose limits on awards that may be granted to outside directors, the Amended and Restated 2012 Equity Incentive Plan will add new limits on awards that may be granted to outside directors under the Amended and Restated 2012 Equity Incentive Plan for their service as directors. The maximum grant date fair value of equity awards granted to an outside director under the Amended and Restated 2012 Equity Incentive Plan and all other compensation paid to such director during any one calendar year will be $500,000.

    Repricing Prohibition. The Amended and Restated 2012 Equity Incentive Plan, other than in connection with a recapitalization or change in control, will prohibit the compensation committee, without prior stockholder approval, from (i) amending the terms of outstanding options (as defined therein) or stock appreciation rights to reduce the exercise price of such outstanding options or stock appreciation rights; (ii) cancelling outstanding options or stock appreciation rights in exchange for or substitution of options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights; or (iii) cancelling outstanding options or stock appreciation rights with an exercise price above the current share price in exchange for cash or other securities.

              If stockholders do not approve the Amended and Restated 2012 Equity Incentive Plan, the current share limits under the 2012 Equity Incentive Plan will continue in effect, the Company will not be prohibited from repricing and buying-out options and stock appreciation rights as described above and there will be no limit on the value of equity awards that may be granted to non-employee directors in any calendar year.

Description of the 2012 Equity Incentive Plan, As Amended and Restated

              The material features of the Amended and Restated 2012 Equity Incentive Plan are described below. The following description of the Amended and Restated 2012 Equity Incentive Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended and Restated 2012 Equity Incentive Plan. Stockholders are urged to read the actual text of the Amended and Restated 2012 Equity Incentive Plan in its entirety, which is attached to this proxy statement as Exhibit A.

    Purpose

              The Amended and Restated 2012 Equity Incentive Plan is intended to provide equity-based incentives to outside directors, officers, advisors, consultants, and key personnel of the Company and the other Participating Companies, and to the Manager and others expected to provide bona fide services to the Company and the other Participating Companies to encourage a proprietary interest in the Company, in order to encourage such key personnel to remain in the service of the Company and the other Participating Companies, to attract new personnel with outstanding qualifications, and to afford additional incentives to all such personnel to increase their efforts in providing significant services to the Company and the other Participating Companies.

    Administration

              The compensation committee has the authority to administer and interpret the plan, to authorize the granting of awards, to determine who is eligible to receive an award, to determine the number of shares of common stock to be covered by each award (subject to the individual participant limitations provided in the plan), to determine the terms, provisions and conditions of each award (which may not be inconsistent with the terms of the plan), to prescribe the form of instruments evidencing awards and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the plan or the administration or interpretation thereof. In connection with this authority, the compensation committee may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse. Our Amended and Restated 2012 Equity Incentive Plan is administered by the compensation committee, which is currently comprised of three outside directors, each of whom is (i) to the extent required by Rule 16b-3 under the Exchange Act, a non-employee director and (ii) an "independent director" as defined under Section 303A.02 of the NYSE Listed Company Manual or other applicable stock exchange rules.

    Available Shares

              Our Amended and Restated 2012 Equity Incentive Plan provides that, subject to adjustments for recapitalizations and other corporate transactions, no grant under the plan may cause the total number of shares of common stock subject to all outstanding awards to exceed 1,476,625 shares of common stock. Subject to the foregoing limit, if an option or other award or any portion thereof granted under our Amended and Restated 2012 Equity Incentive Plan expires or terminates without having been exercised or paid, as the case may be, the shares subject to such portion will again become available for the issuance of additional awards. If any portion of an award is withheld to cover the applicable exercise price or income tax withholding obligations related to such award, the withheld shares will not again become available for the issuance of additional awards. No new award may be granted under our Amended and Restated 2012 Equity Incentive Plan after the tenth anniversary of the date that such amended plan was initially approved by the Board (which occurred on April 24, 2018). No award may be granted under our Amended and Restated 2012 Equity Incentive Plan to any person who, assuming exercise of all options and payment of all awards held by such person would own or be deemed to own more than 9.8% of the outstanding shares of our common stock. The maximum grant date fair value of equity awards granted to an outside director and all other compensation paid to such director under the Amended and Restated 2012 Equity Incentive Plan during any one calendar year will be $500,000.

    Awards Under the Plan

              Options.    The terms of specific options shall be determined by the compensation committee. The exercise price of an option shall be determined by the compensation committee and reflected in the applicable award agreement, and may not be lower than 100% of the fair market value of our common stock on the date of grant. Options will be exercisable at such times and subject to such terms as determined by the compensation committee. Options generally will expire not later than ten years after the date of grant.

              Restricted Shares of Common Stock.    A restricted stock award is an award of shares of common stock that are subject to restrictions on transferability and such other restrictions, if any, as the compensation committee may impose. Grants of restricted shares of common stock will be subject to vesting schedules as determined by the compensation committee. The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre- established performance criteria, in installments or otherwise, as the compensation committee may determine. Unless otherwise stated in the applicable award agreement, a participant granted restricted shares of common stock has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive dividends on the shares.

              Restricted Stock Units.    Restricted stock units are bookkeeping entries, each of which represents the equivalent of one share of common stock, and which may be settled in cash or shares of common stock as the compensation committee may designate in an award agreement or otherwise. Restricted stock units shall be subject to vesting based on continued employment or service or the satisfaction of pre-established performance criteria, or such other restrictions as the compensation committee shall determine.

              Phantom Shares.    A phantom share represents a right to receive the fair market value of a share of common stock, or, if provided by the compensation committee, the right to receive the fair market value of a share of common stock in excess of a base value established by the compensation committee at the time of grant. Phantom shares shall be subject to vesting based on continued employment or service or the satisfaction of pre-established performance criteria, or such other restrictions as the compensation committee shall determine. Phantom shares may generally be settled in cash or by transfer of shares of common stock (as may be elected by the participant or the compensation committee, or as may be provided by the compensation committee at grant).

              Dividend Equivalents.    A dividend equivalent is a right to receive (or have credited) the equivalent value (in cash or shares of common stock) of dividends paid on shares of common stock otherwise subject to an award. The compensation committee may provide that amounts payable with respect to dividend equivalents shall be converted into cash or additional shares of common stock. The compensation committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate.

              Other Share-Based Awards.    Our Amended and Restated 2012 Equity Incentive Plan authorizes the granting of other awards based upon shares of our common stock (including the grant of securities convertible into shares of common stock and share appreciation rights), subject to terms and conditions established at the time of grant.

    Change in Control

              Upon a change in control (as defined in our Amended and Restated 2012 Equity Incentive Plan), the compensation committee may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the change in control, but only if the compensation committee determines that the adjustments do not have a substantial adverse economic impact on the participants (as determined at the time of the adjustments).

    Other Changes

              The compensation committee may amend, alter, suspend or discontinue our Amended and Restated 2012 Equity Incentive Plan but cannot take any action that would impair the rights of a participant in existing grants without such participant's consent. NYSE rules or other applicable regulations may require approval of our stockholders for any amendment that would:

  •
  other than through adjustment as provided in our Amended and Restated 2012 Equity Incentive Plan, increase the total number of shares of common stock available for issuance under our Amended and Restated 2012 Equity Incentive Plan; or

  •
  change the class of officers, directors, employees, consultants and advisors eligible to participate in our Amended and Restated 2012 Equity Incentive Plan.

              The compensation committee may not, other than in connection with a recapitalization or a change in control, without prior stockholder approval and only to the extent permitted by Code Section 409A, (i) amend the terms of outstanding options or stock appreciation rights to reduce the exercise price of such outstanding options or stock appreciation rights; (ii) cancel outstanding options or stock appreciation rights in exchange for or substitution of options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights; or (iii) cancel outstanding options or stock appreciation rights with an exercise price above the current share price in exchange for cash or other securities. The compensation committee may amend the terms of any award granted under our Amended and Restated 2012 Equity Incentive Plan, prospectively or retroactively, but generally may not impair the rights of any participant in existing grants without his or her consent.

    Tax Consequences Relating to Options issued under the Amended and Restated 2012 Equity Incentive Plan

              The federal income tax consequences arising with respect to awards granted under the Amended and Restated 2012 Equity Incentive Plan will depend on the type of award. From the recipients' standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash, or delivery of actual shares. Future appreciation on shares held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares are sold. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and we will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient. Exceptions to these general rules may arise under the following circumstances: (i) if shares, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture); (ii) if an employee is granted an incentive stock option, no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares acquired upon exercise of the incentive stock option are held longer than the later of one year from the date of exercise and two years from the date of grant; and (iii) an award may be taxable at 20% above ordinary income tax rates at the time it becomes vested, even if that is prior to the delivery of the cash or stock in settlement of the award, if the award constitutes "deferred compensation" under Section 409A of the Internal Revenue Code, and the requirements of Section 409A of the Internal Revenue Code are not satisfied. The foregoing provides only a general description of the application of federal income tax laws to certain awards under the Amended and Restated 2012 Equity Incentive Plan, and is not intended as tax guidance to participants in the Amended and Restated 2012 Equity Incentive Plan, as the tax consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. This summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws.

    Outstanding Awards – As of December 31, 2017

              The following table sets forth information regarding shares remaining available for future issuance, under the 2012 Equity Incentive Plan as of December 31, 2017, the last day of our fiscal year.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under the equity compensation plans (excluding securities reflected in the first column of this table) (c)(1)
Equity compensation plans approved by stockholders	—	$—	350,993
Equity compensation plans not approved by stockholders	—	—

Total	—	$—	350,993

(1)
The securities shown in this column may be issued as restricted stock, restricted stock units and/or other equity-based awards to eligible awardees under our 2012 Equity Incentive Plan. Currently, we only have outstanding restricted stock awards.

The Board recommends a vote FOR the approval of the Company's Amended and Restated 2012 Equity Incentive Plan as disclosed in this Proxy Statement.

              Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "SEC"), nor shall such information be incorporated by reference into any such filings under the Securities Act or the Exchange Act.

 REPORT OF THE AUDIT COMMITTEE

              The role of the audit committee (the "Audit Committee") of the board of directors (the "Board") of Ares Commercial Real Estate Corporation (the "Company") is to assist the Board in its oversight of: (1) the integrity of the Company's financial statements; (2) the Company's compliance with legal and regulatory requirements; (3) the qualifications and independence of any independent registered public accounting firm engaged by the Company; and (4) the performance of the Company's internal audit function and any independent registered public accounting firm. However, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate, fairly present the information shown or are in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with any law, regulation or rule of the New York Stock Exchange ("NYSE"), or the Company's Corporate Governance Guidelines or Code of Business Conduct and Ethics. These are the responsibilities of management and the independent registered public accounting firm. Instead, the Audit Committee shall oversee the Company's accounting and financial reporting processes and the audits of the Company's financial statements.

              The independent registered public accounting firm is responsible for performing an independent audit of the Company's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the conformity of such financial statements with GAAP.

              The directors that serve on the Audit Committee have reviewed and discussed the Company's audited financial statements with management and with Ernst & Young LLP, the Company's independent registered public accounting firm for the fiscal year ended December 31, 2017. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as currently in effect (which superseded Statement on Auditing Standard No. 16), as adopted by the Public Company Accounting Oversight Board for audits of fiscal years beginning on or after December 15, 2012. The Audit Committee has (1) received from Ernst & Young LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, (2) discussed with the independent registered public accounting firm its independence and (3) considered, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, the independent registered public accounting firm.

              The Board has determined that each member of the Audit Committee is independent for purposes of the NYSE Listed Company Manual. The Board has also determined that each member of the Audit Committee is financially literate as required by the NYSE Listed Company Manual, and that each of William L. Browning and James E. Skinner has the accounting or related financial management expertise required by the NYSE Listed Company Manual, and is an "audit committee financial expert"

within the meaning of the rules and regulations of the Securities and Exchange Commission (the "SEC").

              Based on the review and discussions referred to above, the Audit Committee has recommended to the Board that the audited consolidated financial statements for the fiscal year ended December 31, 2017 be included in the Company's Annual Report on Form 10-K for such year for filing with the SEC. In addition, the Audit Committee has approved, and recommended to the Board that it approve, Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 and that the selection of Ernst & Young LLP be submitted to the Company's stockholders for ratification.

The Audit Committee William L. Browning (Chairperson) Caroline E. Blakely James E. Skinner

 CORPORATE GOVERNANCE—BOARD OF DIRECTORS AND COMMITTEES

Board Leadership Structure

              Our business is managed by our Manager, subject to the supervision and oversight of the Board. A majority of the Board is "independent," as determined by the requirements of the NYSE corporate governance listing requirements and the rules and regulations of the SEC. Our Board has the responsibility for establishing broad corporate policies and for our overall performance and direction, but is not involved in our day-to-day operations. Our directors keep informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications with our Manager and our executive officers. Our non-management directors meet regularly in an executive session without the presence of our officers or management directors to review, among other matters, the performance of our Chief Executive Officer and senior management. In addition, our non-management directors will meet in executive session at other times at the request of any non-management director. Our independent directors also meet in executive session at least once a year. In accordance with the Bylaws and the Corporate Governance Guidelines, the chairperson of the nominating and governance committee acts as the presiding independent director and presides at meetings of the independent directors or non-management directors.

              The Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of certain of our service providers. Among other things, the Board elects our officers and either directly or by delegation to the audit committee or compensation committee reviews and monitors the services and activities performed by our Manager and our officers.

              Under the Bylaws, the Board may designate a chairman to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the chairman of the Board should be an independent director and we believe that our flexibility to select our chairman and reorganize our leadership structure from time to time is in the best interests of our Company and our stockholders.

              Presently, Mr. Benjamin serves as the Chairman of the Board. We believe that Mr. Benjamin's familiarity with the Ares platform, including as Head of Ares Real Estate Group, and depth of experience as a senior real estate executive qualifies him to serve as the Chairman of the Board. Moreover, we believe that we are best served through our existing leadership structure with Mr. Benjamin as Chairman of the Board, as Mr. Benjamin's relationship with Ares provides an effective bridge between the Board and our Manager, thus ensuring an open dialogue between the Board and our Manager and that both groups act with a common purpose.

              The Board has formed an audit committee, a nominating and governance committee and a compensation committee and has adopted charters for each of these committees which are available on our website at www.arescre.com. Each of the audit committee and compensation committee currently has three directors and the nominating and governance committee currently has two directors, and each is composed exclusively of independent directors, as defined by the NYSE corporate governance listing requirements and the rules of the SEC.

              The Board has had the exclusive power to amend our Bylaws since our formation. Our Bylaws primarily address matters such as quorums for board, committee and stockholders meetings; stock certificates; inspectors of election; corporate seals; checks, drafts and deposits; written consents of directors and committees as well as advance notice of stockholder nominations and proposals, stockholder-requested special meeting procedures and indemnification and expense advancement for directors and officers. We believe that the Board is best suited to address these issues because under Maryland law each director has legal duties to our Company, access to more information (including the views of other directors) than any single stockholder or group of stockholders and the legitimacy of having been elected by the stockholders. Most importantly, Maryland law requires each director to act with a reasonable belief that his or her action is in the best interests of our Company as a continuing entity rather than in the interest of the stockholders, who are a constantly changing group and none of whom has any duty to our Company.

              We believe that the leadership structure of each board of directors must be evaluated on a case by case basis and that our existing Board leadership structure provides sufficient independent oversight over our Manager. In addition, we believe that the current governance structure, when combined with the functioning of the independent director component of the Board and our overall corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of our business and affairs. However, we re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board Role in Risk Oversight

              The Board performs its risk oversight function primarily through the audit committee, which reports to the entire Board and is comprised solely of independent directors. The audit committee, with input from our Manager and our General Counsel, discusses and reviews our guidelines with respect to risk assessment and risk management, including our major financial risk exposures, enterprise risk-management, including cybersecurity risk, and the steps management has taken to monitor and control such exposures. In addition, the audit committee's risk oversight responsibilities include overseeing (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) the qualifications and independence of any independent registered public accounting firm engaged by us; and (4) the performance of our internal audit function and our independent registered public accounting firm.

              In addition, the Board and the audit committee meet regularly with our Manager and consider the feedback our Manager provides concerning the risks related to our enterprise, business, operations and strategies. Our Manager regularly reports to the Board and the audit committee on our investment portfolio and the risks related thereto, asset impairments, leverage position, affiliate payments (including payments made and expenses reimbursed pursuant to the terms of the Management Agreement), compliance with applicable covenants under the agreements governing our indebtedness, compliance with our qualification as a real estate investment trust for U.S. federal income tax purposes, or "REIT," and compliance with our exemption from registration under the Investment Company Act of 1940, as amended. Members of the Board are routinely in contact with our Manager and our executive officers, as appropriate, in connection with their consideration of matters submitted for the approval of the Board or the audit committee and the risks associated with such matters. As described below in more detail under "Nominating and Governance Committee," the nominating and governance committee also assists the Board in fulfilling its risk oversight responsibilities.

              We believe that the extent of the Board's (and its committees') role in risk oversight complements the Board's leadership structure because it allows our independent directors, through the three fully independent Board committees, executive sessions with the independent auditors, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

              We believe that a board of directors' role in risk oversight must be evaluated on a case by case basis and that the Board's role in risk oversight is appropriate. However, we re-examine the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.

Number of Meetings of the Board and Attendance in 2017

              During 2017, the Board held seven formal meetings, the audit committee held five formal meetings, the nominating and governance committee held two formal meetings and the compensation committee held four formal meetings. Each director then in office attended at least 75% of the meetings of the Board and of the meetings of the committees of the Board on which such director served. We expect each director serving on the Board to regularly attend meetings of the Board and the committees on which such director serves, and to review, prior to meetings, materials distributed in advance for such meetings. A director who is unable to attend a meeting is expected to notify the Chairman of the Board or the chairperson of the appropriate committee in advance of such meeting. We encourage, but do not require, the directors to attend our annual meetings of stockholders. Seven directors attended our 2017 annual meeting of stockholders.

Audit Committee

              The members of the audit committee during 2017 and the current members of the audit committee are Ms. Blakely and Messrs. Browning and Skinner, each of whom is independent for purposes of the NYSE corporate governance listing requirements and rules and regulations of the SEC. Mr. Browning currently serves as Chairperson of the audit committee.

              The audit committee is responsible for engaging our independent accountants, reviewing with our independent accountants the plan and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. In addition, the audit committee is responsible for discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. The specific responsibilities of the audit committee are set forth in its written charter, which is available for viewing on our website at www.arescre.com.

              The Board has determined that each of Messrs. Browning and Skinner has the accounting or related financial management expertise required by the NYSE Listed Company Manual, and is an "audit committee financial expert" within the meaning of the rules and regulations of the SEC. In addition, the Board has determined that all of the members of the audit committee are financially literate as required by the NYSE Listed Company Manual.

Nominating and Governance Committee

              The members of the nominating and governance committee during 2017 were Ms. Blakely and Messrs. April and Bryant. Mr. John H. Bryant did not stand for re-election as director when his term expired at the 2017 annual meeting of stockholders. Ms. Blakely and Mr. April are the current members of the nominating and governance committee, each of whom is independent for purposes of the NYSE corporate governance listing requirements and rules and regulations of the SEC. Ms. Blakely currently serves as Chairperson of the nominating and governance committee.

              The nominating and governance committee's responsibilities include identifying individuals qualified to become Board members (consistent with the criteria approved by the Board) and recommending for selection by the Board the director nominees to stand for election at each annual meeting of our stockholders, recommending to the Board director nominees for each committee of the

Board, overseeing the evaluation of the Board and its committees, developing and recommending to the Board a set of corporate governance guidelines and recommending to the Board such other matters of corporate governance as the nominating and governance committee deems appropriate. In addition, the nominating and governance committee reviews the independence of Board members and director nominees and monitors all other activities that could interfere with such individuals' duties to us. The specific responsibilities of the nominating and governance committee are set forth in its written charter, which is available for viewing on our website at www.arescre.com.

              In considering possible candidates for election as a director, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to our affairs;

  •
  are able to work with the other members of the Board and contribute to our success;

  •
  can represent the long-term interests of our stockholders as a whole; and

  •
  are selected such that the Board represents a diverse range of backgrounds and experience.

              The nominating and governance committee will consider recommendations for nomination of directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by the Bylaws) and received at our principal executive offices not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting or (2) the 10th day following the day on which public announcement of such meeting date is first made.

Compensation Committee

              The members of the compensation committee during 2017 were Messrs. April, Browning, Bryant and Skinner. Mr. April was appointed to fill the vacancy caused by Mr. Bryant's departure as a director when his term expired at the 2017 annual meeting of stockholders. The current members of the compensation committee are Messrs. April, Browning and Skinner, each of whom is independent for purposes of the NYSE corporate governance listing requirements and rules and regulations of the SEC, including the compensation committee requirements of NYSE Rule 303A.05 and Rule 303A.02(a)(ii). Mr. Skinner currently serves as Chairperson of the compensation committee.

              The compensation committee is responsible for overseeing plans and programs related to the compensation of our Manager, including reviewing the performance of and compensation payable to the Manager pursuant to the Management Agreement, administering and implementing our 2012 Equity Incentive Plan and preparing reports on or relating to executive compensation required by the rules and regulations of the SEC. The compensation committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a sub-committee, independent director, or committee comprised of independent directors, to the extent permitted by applicable laws, regulations, and NYSE rules. The specific responsibilities of the compensation committee are set forth in its written charter, which is available for viewing on our website at www.arescre.com.

Communications with the Board of Directors

              The Board welcomes communications from our stockholders and other interested parties. Stockholders and other interested parties may send communications to the Board, to the non-management or independent directors as a group or to any particular director, to the following address: c/o Ares Commercial Real Estate Corporation, 245 Park Avenue, 42nd Floor, New York, NY 10167. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director or group of directors. Any such communications may be made anonymously. Unsolicited advertisements, invitations to conferences or promotional materials, in the discretion of our Secretary, are not required, however, to be forwarded to the directors.

Code of Business Conduct and Ethics

              The Board has established a Code of Business Conduct and Ethics that applies to our directors, officers and employees. Among other matters, our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:

  •
  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

  •
  compliance with applicable governmental laws, rules and regulations;

  •
  prompt internal reporting of violations of the code to appropriate persons identified in the code; and

  •
  accountability for adherence to the code.

              Any waiver of the Code of Business Conduct and Ethics for our executive officers or directors may be made only by the Board and will be promptly disclosed as required by law or stock exchange regulations. Waivers to the Code of Business Conduct and Ethics can otherwise be obtained from the audit committee or another committee comprised of independent directors designated by the Board to serve such function. The Code of Business Conduct and Ethics can be accessed via our website at www.arescre.com.

Corporate Governance Guidelines (including Director Majority Vote Resignation Policy)

              The Board has adopted Corporate Governance Guidelines that address significant issues of corporate governance and set forth procedures by which the Board carries out certain of its responsibilities. Among the areas addressed by the Corporate Governance Guidelines are the composition of the Board, roles and standards of conduct of directors, director qualification standards, presiding independent director process, access to management and independent advisors, director compensation, director orientation and continuing education, management succession, the annual performance evaluation and review of the Board and its committees and our director majority vote resignation policy. For a description of our director majority vote resignation policy, see the section of this proxy statement entitled "Proposal 1: Election of Directors." Our Corporate Governance Guidelines do not prohibit directors from serving simultaneously on multiple companies' boards but require that, if a director serves on four or more public company boards simultaneously, including our Board, a determination is made by our Board as to whether such simultaneous service impairs the ability of such member to effectively serve our Company. In addition, under our audit committee charter, our Board must determine that the simultaneous service of an audit committee member on the audit committees of more than three public companies would not impair such member's ability to effectively serve on our audit committee. The Corporate Governance Guidelines can be accessed via our website at www.arescre.com.

Hedging and Speculative Trading

              The Board has adopted, as part of our insider trading policy, prohibitions against our executive officers and directors and any director, officer or employee of our Manager engaging in transactions of a speculative nature involving our securities, including, but not limited to, buying or selling puts or calls or other derivative securities based on our securities. In addition, such persons are prohibited from short-selling our securities or entering into hedging or monetization transactions or similar arrangements with respect to our securities (other than securities granted under our 2012 Equity Incentive Plan).

Stock Ownership Guidelines

              To align the interests of our directors and stockholders, the Board expects our directors to own significant equity in our Company. Accordingly, we have adopted stock ownership guidelines (the "Stock Ownership Guidelines") requiring each director, including any executive officer who serves as a director of our Company, such as our Chief Executive Officer, to achieve an equity ownership level in the Company equal to three times the annual cash fees received by the independent directors for serving on the Board. Restricted common stock awards, including unvested restricted stock, granted in respect of annual director fees or otherwise are counted toward achieving the Stock Ownership Guidelines. Directors have a three-year grace period to comply with the Stock Ownership Guidelines, commencing on the date which is the later of the adoption of the Stock Ownership Guidelines and the election as a director. In the event of any increase to the directors' annual cash fees, the directors will have a one-year grace period from the time of the increase to acquire any additional equity needed to meet the Stock Ownership Guidelines. If, at the end of the applicable grace period, any director does not achieve the requisite equity ownership level, we will require such director to hold all vested awards of equity, other than awards withheld to pay withholding taxes, until the required ownership level has been satisfied. Additionally, the nominating and governance committee reserves the right to provide exceptions for extenuating personal circumstances on a case-by-case basis.

Stockholder Outreach and Analysis

              At the 2017 annual meeting of stockholders held on June 7, 2017, a significant majority (74%) of our stockholders that voted at the annual meeting with respect to the proposal, voted in favor of the proposal to elect Caroline E. Blakely as a Class II director to serve until our 2020 annual meeting of stockholders and until her successor is duly elected and qualified. In light of the fact that Ms. Blakely serves as the Chairperson of the nominating and governance committee, in connection with the proposal, we engaged in stockholder outreach regarding our corporate governance policies. Among other matters discussed with our stockholders, we sought feedback on the recommendation of Institutional Shareholder Services ("ISS"), an institutional shareholder advisory firm, that stockholders withhold votes from Ms. Blakely as a Class II director at the 2017 annual meeting of stockholders due to our Board having the exclusive power to amend our Bylaws. See "—Board Leadership Structure" above.

              We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs. Following the engagement with our stockholders described above, the Board and the nominating and governance committee conducted a review of our corporate governance policies, including, among other matters, our Board structure, stockholders' rights and takeover defense profile. As a result of such review and in consideration of the feedback received from our stockholders, we implemented the following changes:

              •            We adopted, as part of our insider trading policy, prohibitions against hedging and speculative trading. See "—Hedging and Speculative Trading" above; and

              •            We added additional information to this proxy statement to clarify that executive officers who serve as directors of our Company, such as our Chief Executive Officer, are subject to the requirements of the Stock Ownership Guidelines. See "—Stock Ownership Guidelines" above.

 COMPENSATION OF DIRECTORS

              Our independent directors receive an annual fee of $120,000, payable 50% in restricted common stock and 50% in cash. The awards of restricted common stock in respect of annual fees, which are granted pursuant to our 2012 Equity Incentive Plan, vest ratably on a quarterly basis over a one-year period. The chairperson of the audit committee receives an additional annual fee of $15,000 in cash, and the chairperson of each of the nominating and governance committee and compensation committee receives an additional annual fee of $5,000 in cash for his or her additional services in these capacities. In addition, each audit committee member, other than the chairperson, receives an additional annual fee of $10,000 in cash, and each member of the nominating and governance committee and compensation committee (other than the chairperson of such committees) receives an additional annual fee of $2,000 in cash for his or her services in these capacities. Each of our directors is also entitled to reimbursement of reasonable out of pocket expenses incurred in connection with attending each Board meeting and each committee meeting. Each of our directors who were outside directors at the time of joining the Board received an initial grant of 5,000 restricted shares of our common stock in connection with joining the Board.

              The following table shows information regarding the compensation received by our independent directors for the fiscal year ended December 31, 2017.

Name	Fees Earned or Paid in Cash ($)(1)	Restricted Stock Awards ($)(2)(3)	Total ($)
Rand S. April	$63,000	$60,000	$123,000
Caroline E. Blakely	$75,000	$60,000	$135,000
William L. Browning	$77,000	$60,000	$137,000
John Hope Bryant(4)	$33,500	—	$33,500
Edmond N. Moriarty, III(5)	—	—	—
James E. Skinner	$73,500	$60,000	$133,500
Kirk A. Sykes(6)	$15,000	$98,000	$113,000

(1)
Amounts in this column represent the total annual Board and committee fees paid to independent directors in 2017.

(2)
Amounts in this column represent the aggregate grant date fair value of awards of restricted stock calculated in accordance with FASB ASC Topic 718. The grant date fair values of awards have been determined based on the assumptions and methodologies set forth in Note 6 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

(3)
As of December 31, 2017, the following directors had the following amounts of shares of outstanding unvested restricted common stock: Mr. April, 4,780, Ms. Blakely, 2,278, Mr. Browning, 2,278, Mr. Skinner, 4,780 and Mr. Sykes, 7,278.

(4)
Mr. Bryant departed as a director when his term expired at the 2017 annual meeting of stockholders in May 2017.

(5)
Mr. Moriarty was elected to the Board in April 2018.

(6)
Mr. Sykes was elected to the Board in October 2017.

 EXECUTIVE OFFICERS

              Set forth below is biographical information for each of our executive officers as of April 27, 2018. The information set forth below was furnished to us by each executive officer. No executive officer has been selected as an executive officer pursuant to any agreement or understanding with us or any other person. For our Chief Executive Officer's, James A. Henderson, biographical information, please see "Proposal 1: Election of Directors."

Name	Age	Position(s) Held with Company and Length of Time Served
James A. Henderson	48	Director (Class I Director) and Chief Executive Officer since November 2017; President and Chief Investment Officer since April 2017
Michael D. Weiner	65	Vice President since September 2011; General Counsel since March 2012
Tae-Sik Yoon	50	Chief Financial Officer since July 2012; Treasurer since June 2015

              Michael D. Weiner was appointed as our General Counsel in March 2012 and has been serving as our Vice President since September 2011. Mr. Weiner is Executive Vice President and Chief Legal Officer of Ares Management GP LLC, Ares' general partner, Partner and General Counsel in the Ares Legal Group and a member of the Management Committee of Ares Management. Mr. Weiner joined Ares Management in September 2006 and is a member of its Management Committee. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Weiner has been an officer of Ares Capital Corporation (NASDAQ: ARCC) since 2006, including General Counsel from September 2006 to January 2010, and also serves as Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc. Previously, Mr. Weiner served as General Counsel to Apollo Management L.P. and had been an officer of the corporate general partner of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions, securities law, as well as general partnership, corporate and regulatory matters. Mr. Weiner has served from time to time on the boards of directors of several corporations. Mr. Weiner also serves on the Board of Governors of Cedars-Sinai Medical Center in Los Angeles. Mr. Weiner graduated with a B.S. in Business and Finance from the University of California at Berkeley and a J.D. from the University of Santa Clara.

              Tae-Sik Yoon is our Chief Financial Officer and Treasurer and also serves on our Manager's Investment Committee. Mr. Yoon has more than 20 years of commercial real estate finance, investment banking and legal experience with private and public companies. Mr. Yoon also serves as Partner and Chief Financial Officer of Ares Real Estate Group and is on the Ares Real Estate Group's Europe Equity and Real Estate Debt Investment Committees. Prior to joining Ares Management in July 2012, Mr. Yoon served as Senior Vice President of Akridge, a privately held commercial real estate investment and services company, where he was responsible for its capital markets activities since 2010, including the development of funds, joint ventures and capital relationships. From 1999 to 2009, Mr. Yoon held various positions at J.E. Robert Companies, Inc. and its affiliates, including as Managing Director from 2003 to 2005 and Chief Financial Officer from 2005 to 2009, and was involved in the formation and management of several real estate private equity funds, a public commercial mortgage REIT (JER Investors Trust Inc.) and the firm's operating platforms in the U.S. and abroad. Mr. Yoon also served in the real estate investment banking group at Morgan Stanley & Co. from 1989 to 1991, and again from 1997 to 1999, and was an attorney at the law firm of Williams & Connolly LLP from 1994 to 1997. He is a graduate of Johns Hopkins University and Harvard Law School.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

    Overview

              We are externally managed and advised by our Manager pursuant to the Management Agreement. For details regarding payments under the Management Agreement, see "Certain Relationships and Related Transactions—Management Agreement."

              Each of our officers is an employee of our Manager or one of its affiliates. We rely completely on our Manager to provide us with investment advisory services and our Manager manages our day to day operations. As highlighted in the table below, we do not provide cash compensation to any of our named executive officers or other officers.

              Instead, we pay our Manager a base management fee and an incentive fee and we reimburse our Manager for our allocable share of the salaries and other compensation paid by the Manager or its affiliates to our (a) Chief Financial Officer, based on the percentage of his time spent on our affairs and (b) other corporate finance, tax, accounting, internal audit, legal, risk management, operations, compliance and other non-investment professional personnel of our Manager or its affiliates who spend all or a portion of their time managing our affairs based on the percentage of their time spent on our affairs. We have reported the compensation that we reimburse to our Manager for our named executive officers in "Summary Compensation Table" set forth below.

Highlights of our Management Agreement and Compensation Structure

  •
  Base Management Fee—Our Manager receives a management fee equal to 1.5% of our stockholders' equity, subject to certain adjustments, which is used, in part, to pay the compensation of our Manager's employees, with no specific portion allocated to our executive officers. For 2017, the management fees were approximately $6.2 million.

  •
  Incentive Fee—Our Manager is eligible for performance-based fees if our Core Earnings exceed certain thresholds set forth in the Management Agreement with our Manager. For 2017, the incentive fee was approximately $0.4 million.

  •
  Role of our Executive Officers—All of our executive officers are employees of our Manager or one of its affiliates and are engaged in additional capacities for our Manager and its affiliates. Our Manager is responsible for the compensation of our executive officers and other employees of our Manager who support the services our Manager provides to us. We do not determine the compensation payable by our Manager to our Chief Executive Officer, Chief Financial Officer or the other personnel described above. See "Compensation of our Executive Officers by Ares Management" below.

    Compensation of our Executive Officers by Ares Management

              Our Manager is a subsidiary of Ares Management, a publicly traded, leading global alternative asset manager. As of December 31, 2017, Ares Management had approximately 1,000 employees in over 15 principal and originating offices across the United States, Europe, Asia and Australia. Since its inception in 1997, Ares Management has adhered to a disciplined investment philosophy that focuses on delivering strong risk-adjusted investment returns throughout market cycles. Ares Management believes each of its three distinct but complementary investment groups in Credit, Private Equity and Real Estate is a market leader based on assets under management and investment performance. Ares Management was built upon the fundamental principle that each group benefits from being part of the greater whole.

              Ares Management's compensation program is designed to attract, motivate and retain talented professionals who drive its success, including the success of our company. Ares Management's compensation policy has several primary objectives:

  •
  Performance-Based Compensation:    Establish a clear relationship between performance and compensation;

  •
  Alignment:    Align the interests of key employees with fund investors and unitholders to maximize value; and

  •
  Competitive Pay:    Provide competitive incentive opportunities, with an appropriate balance between short-term and long-term incentives.

              Ares Management utilizes a variety of compensation components to achieve its objectives, including the following:

  •
  Base salaries:    Dictated by employee proficiency and experience in their roles. In addition to base salary, Ares Management utilizes a blend of variable and long-term pay vehicles to further incentivize and retain talent and provide an overall compensation package that is competitive with the market.

  •
  Performance-based discretionary bonuses:    Generally paid annually to employees based on Ares Management's profitability, market analysis and employee performance. Select senior professionals may also receive carried interest or incentive fee participation. Our Manager and its affiliates take into account our performance as a factor in determining the compensation of certain of our executive officers. For example, to the extent that our Manager was to earn additional incentive fees under the Management Agreement in the future, certain of our executive officers may be eligible to receive a portion of such incentive fee.

  •
  Options and other equity grants:    Ares Management's grants equity to incentivize its key employees' continued employment and to align the interests of management with fund investors and unitholders, including options to purchase common units and grants of restricted units.

              For more information on the compensation program at Ares Management, please see Part III, Item 11 (Executive Compensation) of Ares Management's Form 10-K filed with Securities and Exchange Commission on March 1, 2018.

              Each of our officers is an employee of our Manager or one of its affiliates. Our Manager uses the proceeds from the management fee, in part, to pay the compensation of our executive officers and other employees of our Manager who support the services our Manager provides to us. Except for the grants of restricted shares of common stock described in "—2017 Equity Grants" below, we did not pay any compensation of any kind to our named executive officers during the fiscal year ended December 31, 2017. We have reported the compensation that we reimbursed to our Manager for our named executive officers in the table set forth below. Other than these reimbursed amounts, our Manager and its affiliates cannot segregate and identify that portion of the compensation awarded to, earned by or paid to each of our executive officers that relates exclusively to their services to us, as all of our executive officers are engaged in additional capacities for our Manager and its affiliates. As such, the compensation of our executive officers reflects their various roles with our Manager and its affiliates. Decisions with respect to our executive officers' compensation are made based on the compensation policy of Ares Management described above rather than a specific formula to calculate the fixed and variable or incentive pay portion of our named executive officers' compensation.

              In order to provide stockholders with additional context in which to consider our named executive officers' compensation in relation to our management fee and incentive fee, we provide an estimate of aggregate compensation of our named executive officers that may reasonably be associated with the company based on the approximate percentage of each of their time spent on our affairs during 2017. Applying such methodology to the compensation of our named executive officers for 2017, the total compensation of our named executive officers reasonably associated with their management of our company is approximately $2.8 million. Of this compensation, approximately 69.6% was fixed compensation and 30.4% was variable or incentive compensation. See "Certain Relationships and Related Transactions—Management Agreement," for more detail regarding the management fee and incentive fee paid pursuant to the Management Agreement.

    Equity Compensation

              Pursuant to our 2012 Equity Incentive Plan, the compensation committee may, from time to time, grant awards consisting of restricted shares of our common stock, restricted stock units and/or other equity-based awards to qualified directors, officers, advisors, consultants and other personnel, including the named executive officers. These equity-based awards create incentives to improve long-term stock price performance and focus on long-term business objectives, create substantial retention incentives for award recipients and enhance our ability to pay compensation based on our overall performance, each of which further align the interests of the awardees with our stockholders. These equity-based awards are generally subject to time-based vesting requirements designed to achieve strong performance for our Company.

              The Board has delegated its administrative responsibilities under our 2012 Equity Incentive Plan to the compensation committee. The charter of the compensation committee provides that it shall approve all awards granted under the plan.

    2017 Equity Grants

              In April 2017, we granted 81,710 restricted shares of common stock under our 2012 Equity Incentive Plan to Mr. Henderson, our Chief Executive Officer, Chief Investment Officer and President, in connection with his election as an executive officer. These restricted shares of common stock are scheduled to vest in three equal annual installments beginning on the first anniversary of the grant date. In December 2017, we granted 4,474 restricted shares of common stock under our 2012 Equity Incentive Plan to Mr. Yoon, our Chief Financial Officer. The restricted shares of common stock are scheduled to vest ratably on a quarterly basis over a one-year period. In December 2017, we also granted 4,474 restricted shares of common stock under our 2012 Equity Incentive Plan to other personnel of our Manager and its affiliates who support our Manager in providing services to us under our Management Agreement. These restricted shares of common stock are scheduled to vest ratably on a quarterly basis over a one-year period. The Compensation Committee approved these awards in order to, among other things, create incentives for the recipients to improve long term stock price performance and focus on long term business objectives as described above under "—Equity Compensation."

    Say-on-Pay Vote

              At our annual meeting of stockholders during 2016, we provided our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the named executive officers. A substantial majority of our stockholders (72%) that voted on this matter at the annual meeting of stockholders approved the compensation of the named executive officers as described in our proxy statement for our annual meeting of stockholders during 2016. The Board and compensation committee reviewed the results of this non-binding, advisory "say-on-pay" vote and consider the results supportive of our compensation policies and decisions.

    Say-on-Frequency Vote

              At our annual meeting of stockholders during 2013, our stockholders recommended that we hold a non-binding, advisory stockholder vote on the compensation of the named executive officers every three years. In light of this recommendation from our stockholders, as well as other factors, we expect to next hold a stockholder advisory vote with respect to the compensation of the named executive officers at our annual meeting of stockholders in 2019. We will also hold a non-binding, advisory stockholder advisory vote with respect to the frequency with which we conduct our "say-on-pay" votes no later than our annual meeting of stockholders in 2019.

              Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the following Compensation Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any such filings under the Securities Act or the Exchange Act.

 COMPENSATION COMMITTEE REPORT

              The compensation committee (the "Compensation Committee") of the board of directors (the "Board") of Ares Commercial Real Estate Corporation (the "Company") is responsible for administering the Company's 2012 Equity Incentive Plan and overseeing the performance of Ares Commercial Real Estate Management LLC (the "Manager") and the management fees and other compensation payable to the Manager pursuant to the Management Agreement between the Company and the Manager dated April 25, 2012, as amended. The directors that serve on the Compensation Committee have reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on that review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee James E. Skinner (Chairperson) Rand S. April William L. Browning

Summary Compensation Table

              The following table shows the amounts reimbursed to our Manager with respect to the annual compensation received by the named executive officers for the fiscal years ended December 31, 2015, 2016 and 2017 that were allocable to us, except that no disclosure is provided for any named executive officer, other than our principal executive officer and principal financial officer, whose total compensation did not exceed $100,000. No other executive officers are included as named executive officers in the table below because we did not reimburse our Manager for any amounts in excess of $100,000 with respect to any compensation received by any other executive officer for the fiscal year ended December 31, 2017. As noted elsewhere herein, the named executive officers do not receive any direct cash compensation from us. See "—Compensation of our Executive Officers by Ares Management" above.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
James A. Henderson	2017	—	—	$1,133,318	—	$1,133,318
Chief Executive Officer, Chief Investment Officer and President
Tae-Sik Yoon(2)	2017	$303,436	$182,062	$60,310	—	$545,808
Chief Financial Officer	2016	$337,077	$225,418	—	—	$562,495
	2015	$289,424	$225,108	—	—	$514,532
John Jardine	2017	—	—	—	—	—
Former President and Co-Chief Executive Officer	2016	—	—	—	—	—
	2015	—	—	—	—	—
Robert L. Rosen(3)	2017	—	—	—	—	—
Former Interim Co-Chief Executive Officer	2016	—	—	—	—	—
	2015	—	—	$59,748	—	$59,748

(1)
Amounts in this column represent the aggregate grant date fair value of awards of restricted shares of common stock computed in accordance with FASB Accounting Standards Codification ("ASC") Topic 718. The grant date fair values of awards have been determined based on the assumptions and methodologies set forth in Note 6 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and Note 6 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

(2)
Amounts in the columns entitled "Salary" and "Bonus" for Mr. Yoon represent the allocable share of the compensation, including annual base salary and bonus, which we reimbursed to our Manager.

(3)
Amounts in the columns entitled "Stock Awards" for Mr. Rosen represent restricted shares of common stock with respect to annual Board fees received by Mr. Rosen, which were granted to him when he was an outside director. Mr. Rosen resigned as a director in February 2018.

2017 Grants of Plan-Based Awards

              The following table summarizes certain information regarding plan-based awards granted during the 2017 fiscal year to our named executive officers.

Name and Principal Position	Grant Date	Date of Board Action	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	Grant Date Fair Value of Stock and Option Awards ($)(2)
James A. Henderson	April 25, 2017	April 25, 2017	81,710	$1,133,318
Tae-Sik Yoon	December 15, 2017	December 15, 2017	4,474	$60,310

(1)
The amount in this column represents a grant of restricted shares of common stock pursuant to our 2012 Equity Incentive Plan. Mr. Henderson's restricted shares vest in three equal annual installments on each of April 25, 2018, 2019 and 2020. Mr. Yoon's restricted shares vest in four equal quarterly installments in January, April, July and October 2018.

(2)
The amount in this column represents the aggregate grant date fair value of the award granted in 2017 computed in accordance with FASB ASC Topic 718.

2017 Outstanding Equity Awards at Fiscal Year End

              The following table summarizes certain information regarding equity-incentive plan awards outstanding as of the end of the 2017 fiscal year to the named executive officers.

	Stock Awards
Name and Principal Position	Number of Shares of Stock That Have Not Vested (#)(1)	Market Value of Shares of Stock That Have Not Vested ($)(2)
James A. Henderson	81,710	$1,054,059
Tae-Sik Yoon	4,474	$57,715

(1)
The amount in this column represents a grant of restricted shares of common stock pursuant to our 2012 Equity Incentive Plan, which vest in accordance with the terms of the applicable award agreements.

(2)
Based on the closing price of our common stock on the last business day of the fiscal year ended December 31, 2017 of $12.90.

2017 Option Exercises and Stock Vested

              No stock options have been granted by us to date. The following table summarizes certain information regarding awards of restricted shares of our common stock that vested during the 2017 fiscal year with respect to the named executive officers.

Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
James A. Henderson	—	—
Tae-Sik Yoon	—	—

(1)
The Value Realized on Vesting column reflects the aggregate value realized with respect to all restricted shares of common stock that vested in fiscal year 2017. The value realized in connection with each vesting of shares of restricted stock is calculated as the number of vested restricted shares multiplied by the closing price of our common stock on the vesting date. The value realized amounts are calculated in accordance with the rules and regulations of the SEC and may not reflect the amounts ultimately realized by the named executive officer.

    Retirement Benefits

              The named executive officers received no benefits in the 2017 fiscal year from us under defined pension or defined contribution plans.

    Nonqualified Deferred Compensation

              We do not have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for the named executive officers.

Potential Payments Upon Termination or Change in Control

              The named executive officers are employees of our Manager or its affiliates and therefore we generally have no obligation to pay them any form of compensation upon their termination of employment, except with respect to any restricted stock agreement entered into between us and such named executive officer. Other than as noted below, these agreements provide that any unvested portion of the award shall be immediately and irrevocably forfeited upon a termination of employment. Upon a change in control (as defined in our 2012 Equity Incentive Plan), the compensation committee may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the change in control, but only if the compensation committee determines that the adjustments do not have a substantial adverse economic impact on the participants (as determined at the time of the adjustments). In addition, the restricted stock award granted to Mr. Henderson on April 25, 2017 will fully vest if (a) the Company terminates Mr. Henderson's services due to his termination of employment with Ares Operations LLC without Cause (as defined in the restricted stock award agreement) or (b) Mr. Henderson's services are terminated by or at the direction of the Company within six months following a Change in Control of the Company (as defined in the restricted stock award agreement), other than related to a Cause termination by Ares Operations LLC. If the Company terminates Mr. Henderson's services due to Mr. Henderson's termination of his employment with Ares Operations LLC for Good Reason (as defined in the restricted stock award agreement) prior to a Change in Control and on or prior to April 21, 2020, the portion of such restricted stock award that would have vested during the 12 months following such termination will vest.

              The following table sets forth information on the potential value of the accelerated restricted stock to Mr. Henderson upon certain terminations or upon a change in control, assuming such termination or change in control occurred on December 31, 2017:

Acceleration of Equity Vesting ($) (1)
Termination due to termination of employment with Ares Operations LLC without Cause	$1,054,059
Termination in connection with a Change in Control	$1,054,059
Termination due to termination of employment with Ares Operations LLC for Good Reason	$351,357
  (1)
  Reflects the value of the acceleration of Mr. Henderson's restricted stock, determined based on the closing price of a share of our common stock on December 29, 2017 (the last trading day of the fiscal year), which was $12.90.

Compensation Policies and Practices as They Relate to Risk Management

              We are externally managed and advised by our Manager pursuant to the Management Agreement. Except for grants of restricted shares of common stock described above, we did not pay any compensation of any kind to our named executive officers during the fiscal year ended December 31, 2017. Instead, we pay our Manager a base management fee of 1.5% of our stockholders' equity per year, an incentive fee and expense reimbursements. The management fee may not be increased or revised without the approval of our independent directors. Our compensation committee is charged with overseeing plans and programs related to the compensation of our Manager, including reviewing the performance of and compensation of our Manager. See "Certain Relationships and Related Transactions—Management Agreement," for more detail regarding the management fee and incentive fee paid pursuant to the Management Agreement.

 SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

              The following table sets forth certain information as of April 12, 2018, the record date, regarding the ownership of each class of our capital stock by:

  •
  each of our directors;

  •
  each of the named executive officers;

  •
  each person known by us to beneficially hold 5% or more of our common stock; and

  •
  all of our directors and executive officers as a group.

              In accordance with SEC rules, each listed person's beneficial ownership includes:

  •
  all shares the investor actually owns beneficially or of record;

  •
  all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and

  •
  all shares the investor has the right to acquire within 60 days (such as restricted shares of common stock that are currently vested or which are scheduled to vest within 60 days).

              Ownership information for those persons who beneficially own 5% or more of the outstanding shares of the Company's common stock is based upon Schedule 13D, Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons.

              Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power. Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, 245 Park Avenue, 42nd Floor, New York, NY 10167.

Name and Address	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Class(2)
Directors and Executive Officers
Michael J Arougheti	352,776	1.23%
Rand S. April	14,492	*
William S. Benjamin(3)	15,296	*
Caroline E. Blakely	16,425	*
William L. Browning	22,825	*
Edmond N. Moriarty, III	—	—
James E. Skinner	22,312	*
Kirk A. Sykes	7,278	*
James A. Henderson	81,710	*
Michael Weiner(4)	17,882	*
Tae-Sik Yoon	29,474	*
All directors and executive officers as a group (11 persons)	580,470	2.03%
5% or More Beneficial Owners
BlackRock, Inc.(5)	2,647,709	9.3%
Antony P. Ressler(6)	2,337,520	8.17%
Boston Partners(7)	2,391,462	8.36%
Tokio Marine Holdings, Inc.(8)	1,469,769	5.16%

*
Represents less than 1% of the shares of common stock outstanding.

(1)
Includes vested and unvested restricted shares of common stock granted to our directors and Chief Financial Officer pursuant to our 2012 Equity Incentive Plan as of April 12, 2018 as follows:

	Vested Restricted Shares	Unvested Restricted Shares
Rand S. April	12,824	1,668
Caroline E. Blakely	22,825	—
William L. Browning	22,825	—
James A. Henderson	—	81,710
James E. Skinner	12,824	1,668
Kirk A. Sykes	3,108	4,170
Tae-Sik Yoon	27,236	2,238
(2)
Based on 28,598,916 shares of common stock outstanding on April 12, 2018.

(3)
Consists of shares of common stock held by William S. Benjamin 2017 No. 1 Trust of which a family member of Mr. Benjamin is a trustee.

(4)
Consists of (1) 11,111 shares of common stock held directly by Mr. Weiner and (2) 6,771 shares of common stock held by the Amended and Restated Weiner Living Trust, dated May 29, 2009, of which Mr. Weiner is the trustee.

(5)
On its Schedule 13G filed with the SEC on January 29, 2018, BlackRock, Inc. reported sole voting power with respect to 2,610,123 shares of common stock beneficially owned by it and sole dispositive power with respect to 2,647,709 shares of common stock beneficially owned by

  it. The Schedule 13G reports a beneficial ownership percentage of shares of common stock of 9.3% based on our number of shares of common stock then outstanding, which does not include any shares acquired or sold since such percentage was calculated for the purposes of the Schedule 13G. BlackRock, Inc.'s address is 55 East 52nd Street, New York, New York 10022.

(6)
Includes (1) 829,966 shares of common stock held by Greek Associates, a California general partnership, of which Mr. Ressler is the general partner, and (2) 1,507,554 shares of common stock held by the Ressler/Gertz Family Foundation, of which Mr. Ressler is a co-trustee and shares voting and dispositive power with his spouse and children. Mr. Ressler is the Co-Founder and Chief Executive Officer of Ares Management. The business address of Mr. Ressler is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

(7)
On its Schedule 13G filed with the SEC on February 12, 2018, Boston Partners reported sole voting power with respect to 2,116,651 shares of common stock and shared voting power with respect to 25,179 shares of common stock beneficially owned by it and sole dispositive power with respect to 2,391,462 shares of common stock beneficially owned by it. The Schedule 13G reports a beneficial ownership percentage of shares of common stock of 8.36% based on our number of shares of common stock then outstanding, which does not include any shares acquired or sold since such percentage was calculated for the purposes of the Schedule 13G. Boston Partners' address is One Beacon Street—30th Floor, Boston, MA 02108.

(8)
On a Schedule 13G filed with the SEC on February 17, 2015, Tokio Marine Holdings, Inc. ("Marine Holdings") and Tokio Marine & Nichido Fire Insurance Co., Ltd. ("Nichido Fire") reported shared voting and dispositive power with respect to 1,469,769 shares of common stock. Based solely on the Schedule 13G, Marine Holdings is the parent company of Nichido Fire and each of the other members of the filing group. Each member of the filing group reported that it had shared voting and dispositive power with respect to the shares of common stock it beneficially owned. The Schedule 13G reports a beneficial ownership percentage of 5.14% based on our number of shares of common stock then outstanding, which does not include any shares acquired or sold since such percentage was calculated for the purpose of the Schedule 13G. The address of Marine Holdings and Nichido Fire is Tokio Marine Nichido Building Shinkan, 2-1 Marunouchi 1-chome, Chiyoda-ku, Tokyo, 100-0005, Japan.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Pursuant to Section 16(a) of the Exchange Act our directors and executive officers, and any persons holding 10% or more of our common stock, are required to report their beneficial ownership and any changes therein to the SEC and us. Specific due dates for those reports have been established and we are required to report herein any failure to file such reports by those due dates. Based solely upon a review of Forms 3, 4 and 5 filed by such persons, we believe that each of our directors and executive officers and any persons holding 10% or more of our common stock during the fiscal year ended December 31, 2017 complied with all Section 16(a) filing requirements applicable to them during the relevant period.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

              We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. For example, we have a Code of Business Conduct and Ethics and Corporate Governance Guidelines that generally restrict the ability of any of our officers, directors or employees to engage in any transaction where there is a conflict between such individual's personal interest and our interests. In addition, the audit committee is required to review and approve or ratify all related party transactions (as defined in Item 404 of Regulation S-K), unless such transactions are separately approved by a majority of our independent directors. In determining whether to approve or ratify a transaction, the members of the audit committee and our other independent directors will take into account such factors as they deem appropriate. The charter for the audit committee, Code of Business Conduct and Ethics and Corporate Governance Guidelines can be accessed via our website at www.arescre.com.

Management Agreement

              We are party to the Management Agreement, pursuant to which our Manager provides for the day-to-day management of our operations. The Management Agreement requires our Manager to manage our business affairs in conformity with the policies and the investment guidelines that may be approved and monitored by the Board. The Management Agreement has a one-year term that expires on May 1, 2018, and will be automatically renewed for successive one-year terms thereafter, unless terminated by either us or our Manager. Our Manager is entitled to receive a termination fee from us under certain circumstances.

              We do not reimburse our Manager for the salaries and other compensation of its personnel, except for the allocable share of the salaries and other compensation of our (a) Chief Financial Officer, based on the percentage of his time spent on our affairs and (b) other corporate finance, tax, accounting, internal audit, legal, risk management, operations, compliance and other non-investment professional personnel of our Manager or its affiliates who spend all or a portion of their time managing our affairs based on the percentage of their time spent on our affairs. In addition, we are required to pay our pro rata portion of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of our Manager and its affiliates required for our operations.

              Pursuant to the terms of the Management Agreement, our Manager is paid a base management fee equal to 1.5% per annum of our stockholders' equity (as defined in our Management Agreement), calculated and payable quarterly in arrears. For the fiscal year ended December 31, 2017, we incurred approximately $6.2 million in base management fees and $0.4 million in incentive fees payable to our Manager pursuant to the Management Agreement. In addition, we reimbursed our Manager for approximately $3.9 million, which amount represented the portion of the allocable expenses payable by us under the Management Agreement for which our Manager sought reimbursement.

              Our Manager is a subsidiary of Ares Management, an entity in which certain directors and officers of our Company and members of the Investment Committee of our Manager have ownership and financial interests. Our Manager and Ares Management have agreed that for so long as our Manager is managing us, neither Ares Management nor any of its affiliates will sponsor or manage any other U.S. publicly traded REIT that invests primarily in the same asset classes as us. Ares Management and its affiliates may sponsor or manage another U.S. publicly traded REIT that invests generally in real estate assets but not primarily in our target investments. Other than as described in the immediately preceding sentence, neither Ares Management nor any of our affiliates are otherwise restricted from sponsoring or managing other funds or any other investment vehicles that are managed by Ares Management. In general, investment opportunities are allocated taking into consideration various factors, including, among others, the relevant investment vehicles' available capital, diversification, their investment objectives or strategies, their risk profiles and their existing or prior positions in an issuer/security, as well as potential conflicts of interest, the nature of the opportunity and market conditions. The investment allocation policy may be amended by Ares Management at any time without our consent.

Co-Investments with other Ares Vehicles

              From time to time we may co-invest with other investment vehicles managed by Ares Management or its affiliates and their portfolio companies, including by means of splitting investments, participating in investments or other means of syndication of investments.

Servicing Agreements

              Certain of our subsidiaries, along with our lenders under certain of our secured funding facilities have entered into various servicing agreements with our Manager's servicer. Our Manager's servicer has agreed that no servicing fees pursuant to these servicing agreements would be charged to us or our subsidiaries for so long as the Management Agreement remains in effect, but that our Manager's servicer will continue to receive reimbursement for overhead related to servicing and operational activities pursuant to the terms of the Management Agreement.

Registration Rights Agreement

              We are a party to a registration rights agreement with regard to shares held from time to time by Ares Investments Holdings LLC ("Ares Investments"), a subsidiary of Ares Management, and its affiliates, which we refer to as the registrable shares. Pursuant to the registration rights agreement, we granted Ares Investments and its direct and indirect transferees:

  •
  unlimited demand registration rights to have the registrable shares registered for resale; and

  •
  in certain circumstances, the right to "piggy-back" the registrable shares in registration statements we might file in connection with any future public offering.

              Notwithstanding the foregoing, any registration is subject to cutback provisions, and we are permitted to suspend the use, from time to time, of the prospectus that is part of the registration statement (and therefore suspend sales under the registration statement) for certain periods, referred to as "blackout periods."

"Ares" License Agreement

              We have entered into a license agreement with Ares Management, pursuant to which it granted us a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, we have a right to use this name for so long as Ares Commercial Real Estate Management LLC remains our Manager. This license agreement may be terminated by either party without penalty upon 180 days' written notice to the other.

Director and Officer Indemnification and Liability Insurance

              We purchase directors' and officers' liability insurance on behalf of our directors and officers. In addition, we have entered into indemnification agreements with each of our current directors and executive officers and intend to enter into indemnification agreements with each of our future directors and executive officers. The indemnification agreements provide these directors and executive officers the maximum indemnification permitted under Maryland law. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director of our Company in any action or proceeding arising out of the performance of such person's services as a present or former director or executive officer of our Company.

 STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2019 ANNUAL MEETING

              Stockholders may present proper nominations of candidates for director or other proposals for inclusion in our proxy statement and proxy card for consideration at the next annual meeting of stockholders by submitting such nominations or proposals in writing to our Secretary in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and our Charter and Bylaws.

Deadlines for Submitting Stockholder Proposals for Inclusion in the Company's Proxy Statement and Proxy Card

              To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in our proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder's proposal must be received at our principal executive offices not less than 120 calendar days before the anniversary of the date our proxy statement was released to stockholders for the previous year's annual meeting. Accordingly, a stockholder's proposal must be received no later than December 28, 2018 in order to be included in our proxy statement and proxy card for the 2019 annual meeting of stockholders.

Deadlines for Submitting Notice of Stockholder Proposals for Consideration at the Company's 2019 Annual Meeting

              The deadline for submitting notice of a stockholder's nomination of a candidate for director or other proposal for consideration at the 2019 annual meeting of stockholders under the current Bylaws, is not earlier than the 150th day prior to the first anniversary of the date of release of the proxy statement for the preceding year's annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of release of the proxy statement for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting or (2) the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder's nomination of a candidate for director or other proposal must be received no earlier than November 28, 2018 and no later than 5:00 p.m., Eastern Time, on December 28, 2018 in order to be considered at the 2019 annual meeting of stockholders. In order to be considered timely, such notice shall be delivered to the Secretary at our principal executive office and shall set forth all information required under Section 11 of Article II of the Bylaws.

 ANNUAL REPORT AVAILABLE

              A copy of our 2017 Annual Report containing audited financial statements accompanies this proxy statement.

              We will provide to each stockholder a copy (without exhibits, unless otherwise requested) of our Annual Report free of charge. Requests should be directed to the Investor Relations Department at Ares Commercial Real Estate Management, 245 Park Avenue, 42nd Floor, New York, NY 10167. Copies of these documents may also be accessed electronically by means of the SEC's home page on the internet at http://www.sec.gov. The Annual Report is not part of the proxy solicitation materials.

 HOUSEHOLDING OF PROXY MATERIALS

              The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

              This year a number of brokers with account holders who are our stockholders will be "householding" its proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Investor Relations Department at Ares Commercial Real Estate Management, 245 Park Avenue, 42nd Floor, New York, NY 10167 or 888-818-5298. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request "householding" of their communications should contact their brokers.

              Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 11, 2018: The Notice of Annual Meeting, Proxy Statement and the Company's 2017 Annual Report are available at: http://materials.proxyvote.com/04013V.

 OTHER MATTERS

              The Board is not aware of any other matters to be presented at the Annual Meeting or at any adjournment or postponement thereof. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.

              You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to promptly submit your proxy voting instructions.

By Order of the Board of Directors, /s/ ANTON FEINGOLD Anton Feingold Secretary

New York, New York
April 27, 2018

Exhibit A

ARES COMMERCIAL REAL ESTATE CORPORATION

AMENDED AND RESTATED

2012 EQUITY INCENTIVE PLAN

1.
PURPOSE.    The Plan is intended to provide equity-based incentives to outside directors, officers, advisors, consultants, and key personnel of the Company and the other Participating Companies, and to the Manager and others expected to provide bona fide services to the Company and the other Participating Companies to encourage a proprietary interest in the Company, to encourage such key personnel to remain in the service of the Company and the other Participating Companies, to attract new personnel with outstanding qualifications, and to afford additional incentives to all such personnel to increase their efforts in providing significant services to the Company and the other Participating Companies.

2.
DEFINITIONS.    As used in this Plan, the following definitions apply:

(a)
"Act" means the Securities Act of 1933, as amended.

(b)
"Amendment Effective Date" has the meaning set forth in Section 3.

(c)
"Award Agreement" means a written agreement evidencing a Grant.

(d)
"Board" means the Board of Directors of the Company.

(e)
"Capital Stock" means all classes or series of stock of the Company, including Common Stock and Preferred Stock.

(f)
"Cause" means, unless otherwise provided in an applicable Award Agreement, a termination of employment or service, based upon a finding by the Company, acting in good faith, after the occurrence of any of the following: (i) the Grantee is convicted of or charged with a criminal offense; (ii) the Grantee's intentional violation of law in connection with any transaction involving the purchase, sale, loan or other disposition of, or the rendering of investment advice with respect to, any security, futures or forward contract, insurance contract, debt instrument, financial instrument or currency; (iii) the Grantee's dishonesty, bad faith, gross negligence, willful misconduct, fraud or willful or reckless disregard of duties in connection with the performance of any services on behalf of the Participating Companies or the Grantee's engagement in conduct that is injurious to the Participating Companies, monetarily or otherwise; (iv) the

    Grantee's intentional failure to comply with any reasonable directive by a supervisor in connection with the performance of any services on behalf of the Participating Companies; (v) the Grantee's intentional breach of any material provision of an Award Agreement or any other agreement with the Participating Companies; (vi) the Grantee's material violation of any written policy adopted by the Participating Companies governing the conduct of persons performing services on behalf of the Participating Companies, or the Grantee's material breach of the policies and procedures or other rules set forth in applicable compliance manuals of the Participating Companies; (vii) the Grantee's taking of or omission to take any action that causes or substantially contributes to a material deterioration in the business or reputation of the Participating Companies, or that is otherwise materially disruptive of their business or affairs; provided that the term "Cause" shall not include for this purpose any mistake of judgment made in good faith with respect to any transaction respecting an investment made by the Participating Companies; (viii) the failure by the Grantee to devote a sufficient portion of time to performing services on behalf of a Participating Company without the prior written consent of such Participating Company (other than by reason of death or Disability); (ix) the obtaining by the Grantee of any material improper personal benefit as a result of a breach by the Grantee of any covenant or agreement (including a breach of any covenant, agreement, representation or warranty contained in any limited partnership agreement); or (x) the Grantee's suspension or other disciplinary action against the Grantee by an applicable regulatory authority; provided that if a failure, breach, violation or action or omission described in any of clauses (iv) to (vii) is capable of being cured, the Grantee has failed to do so after being given notice and a reasonable opportunity to cure.

  (g)
  "Cause Termination" means a Termination of Service for Cause, including resignation by an Eligible Person within 60 days before or after an event that would be grounds for a Termination of Service for Cause.

  (h)
  "Change in Control" means unless otherwise provided in an Award Agreement the happening of any of the following:

  (i)
  the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either (A) the then outstanding shares of Common Stock (the "Outstanding Company Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the

      "Outstanding Company Voting Securities"); provided, that for purposes of this clause (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or the Manager; (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or the Manager or any corporation or trust controlled by the Company or the Manager; and (C) any acquisition by any entity pursuant to a transaction that complies with subsections (A), (B) and (C) of clause (iii) of this Section 2(g); or

    (ii)
    individuals who, as of the Amendment Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, that any individual becoming a director subsequent to the Amendment Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

    (iii)
    consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, and (B) no Person (excluding any corporation or trust resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or the Manager, or such corporation or trust resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of the then outstanding shares of the corporation or trust resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation or trust except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation or trust resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

    (iv)
    approval by the stockholders of the Company of a complete liquidation or dissolution of the Company and consummation of such transaction.

    Notwithstanding the foregoing, no event or condition shall constitute a Change in Control to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

  (i)
  "Code" means the Internal Revenue Code of 1986, as amended.

  (j)
  "Committee" means a committee or subcommittee of the Board as appointed by the Board in accordance with Section 4; provided that, to the extent required by law, the Committee shall at all times consist of two or more persons who each qualify as (i) a "non-employee director" under Rule 16b-3(b)(3)(i) promulgated under the Exchange Act and (ii) an "independent director" as defined under Section 303A.02 of the New York Stock Exchange Listed Company Manual or other applicable stock exchange rules.

  (k)
  "Common Stock" means the Company's common stock, par value $0.01 per share, either currently existing or authorized hereafter.

  (l)
  "Company" means Ares Commercial Real Estate Corporation, a Maryland corporation.

  (m)
  "Disability" means, unless otherwise provided by the Committee in the Grantee's Award Agreement, the occurrence of an event that would entitle the Grantee to the payment of disability income under an approved long-term disability income plan or a long-term disability as determined by the Committee in its absolute discretion pursuant to any other standard as may be adopted by the Committee. Notwithstanding the foregoing, no circumstances or condition shall constitute a Disability to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Disability to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

  (n)
  "Effective Date" has the meaning set forth in Section 3.

  (o)
  "Eligible Persons" means outside directors, officers, advisors, consultants and key employees of the Participating Companies, the Manager, and others expected to provide bona fide services to one or more of the Participating Companies.

  (p)
  "Employee" means an individual who is employed (within the meaning of Section 3401(c) of the Code and the regulations thereunder) by the Participating Company.

  (q)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (r)
  "Exercise Price" means the price per Share at which an Option may be exercised.

  (s)
  "Fair Market Value" means the value of one Share, determined as follows:

  (i)
  If the Shares are then listed on a national stock exchange, the average of the high and low trading price per Share on the exchange on the date immediately prior to the date in question (or, if no such prices are available for such date, for the last preceding date on which there was a sale of Shares on such exchange).

  (ii)
  If the Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices on the date in question for the Shares in such over-the-counter market (or, if no such average is available for such date, for the last preceding date on which there was a sale of Shares in such market).

  (iii)
  If neither (i) nor (ii) applies, such value as the Committee may in good faith determine. Notwithstanding the foregoing, where the Shares are listed or traded, the Committee may make discretionary determinations in good faith where the Shares have not been traded for ten trading days.

    Notwithstanding the foregoing, with respect to any "stock right" within the meaning of Section 409A of the Code, Fair Market Value shall be determined in connection with such "stock right" in accordance with the final regulations promulgated under Section 409A of the Code.

  (t)
  "Grant" means an Incentive Stock Option, Non-qualified Stock Option, Restricted Stock, Restricted Stock Unit, or other equity-based award, or any combination thereof issued under the Plan.

  (u)
  "Grantee" means an Eligible Person who receives a Grant hereunder.

  (v)
  "Incentive Stock Option" means an Option of the type described in Section 422(b) of the Code granted to an Employee of (i) the Company or (ii) a "subsidiary corporation" or a "parent corporation" as defined in Section 424 of the Code.

  (w)
  "Manager" means Ares Commercial Real Estate Management LLC.

  (x)
  "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

  (y)
  "Option" means any option, whether an Incentive Stock Option or a Non-qualified Stock Option, to purchase Shares.

  (z)
  "Optionee" means an Eligible Person to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

  (aa)
  "Participating Companies" means the Company, the Subsidiaries, the Manager and, with the consent of the Committee, any of their respective affiliates and any joint venture affiliate of the Company.

  (bb)
  "Plan" means the Company's Amended and Restated 2012 Equity Incentive Plan, as set forth herein, and as the same may from time to time be further amended.

  (cc)
  "Preferred Stock" means the Company's preferred stock, par value $0.01 per share, either currently existing or authorized hereafter.

  (dd)
  "Purchase Price" means the Exercise Price multiplied by the number of Shares with respect to which an Option is exercised.

  (ee)
  "Restricted Stock" means Shares that are subject to a risk of forfeiture or to other restrictions.

  (ff)
  "Restricted Stock Unit" means the right to payment, in cash or Shares, of the Fair Market Value of a Share.

  (gg)
  "Share Reserve" has the meaning set forth in Section 6.

  (hh)
  "Shares" means shares of Common Stock of the Company, adjusted in accordance with Section 13 of the Plan (if applicable).

  (ii)
  "Subsidiary" means any corporation, partnership, limited liability company or other entity more than 50% of the economic interest in the equity of which is owned, directly or indirectly, by the Company or by another subsidiary.

  (jj)
  "Successors of the Optionee" means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

  (kk)
  "Termination of Service" means the time when the employee-employer relationship, directorship or other service relationship (sufficient to constitute service as an Eligible Person) between the Grantee and all relevant Participating Companies is terminated for any reason. The Committee, in its absolute discretion, shall determine the effects of all matters and questions relating to Termination of Service, including the question of whether any Termination of Service was for Cause and all questions of whether particular leaves of absence constitute Terminations of Service. For this purpose, the service relationship shall be treated as continuing intact while the Grantee is on military leave, sick leave or other bona fide leave of absence (to be determined in the discretion of the Committee) not in excess of six months.

3.
EFFECTIVE DATE.    The effective date of the Plan is April 23, 2012 (the "Effective Date"), the date upon which the Plan was adopted by the Board and approved by the requisite percentage of the holders of the Common Stock of the Company. An amendment and restatement of the Plan was adopted by the Board on April 24, 2018 (the "Amendment Effective Date") and approved by the requisite percentage of the holders of the Common Stock of the Company on [    •    ], 2018.

4.
ADMINISTRATION.

(a)
Appointment of Committee. The Board shall appoint a Committee to administer the Plan. If no Committee is designated by the Board to act for those purposes or the Board otherwise so elects, the full Board shall have the rights and responsibilities of the Committee.

  (b)
  Committee Actions. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee.

  (c)
  Grant of Awards. The Committee shall from time to time at its discretion select the Eligible Persons who are to receive Grants and determine the number and type of Grants to be awarded to an Eligible Person. In particular, the Committee shall (A) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Grants awarded hereunder (including the periods applicable to the award of Grants); (B) determine the time or times when and the manner and condition in which each Option shall be exercisable; and (C) determine or impose other conditions on any Grant or on the exercise of Options as it may deem appropriate. Unless expressly prohibited hereunder, the Committee, with respect to any Grant, may exercise its discretion hereunder at the time of the award or thereafter. The Grantee shall take whatever additional actions and execute whatever additional documents the Committee may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Grantee pursuant to the provisions of the Plan and any Award Agreement.

  (d)
  Award Agreements. Grants shall be evidenced by written Award Agreements in such form as the Committee shall from time to time determine (which Award Agreements need not be in the same form as any other Award Agreement and need not contain terms and conditions identical to those applicable to any other Grant).

  (e)
  Committee Authority. Without limiting the foregoing, subject to the terms and conditions of the Plan and consistent with the Company's intention for the Committee to exercise the greatest permissible flexibility under Rule 16b-3 under the Exchange Act in awarding Grants, the Committee shall have the power:

  (i)
  to correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award Agreement, or any related agreement;

    (ii)
    to amend any outstanding Grant if such amendment does not materially impair the Grantee's rights under such Grant, to accelerate the vesting or extend the period of exercisability of any Grant (in compliance with Section 409A of the Code) or to waive conditions or restrictions on any Grant; provided that the Exercise Price of an Option may not be lowered (except pursuant to Section 13), directly or indirectly, without stockholder approval;

    (iii)
    to determine the circumstances, if any, upon which a Grant shall be subject to forfeiture in whole or in part as a result of a breach by the Grantee of a provision or covenant (whether in the Plan, the Award Agreement, or any other agreement between the Grantee and a Participating Company) to which the Grantee is subject, or otherwise; and

    (iv)
    generally to exercise such powers and to perform such acts as it shall deem necessary or expedient to promote the best interests of the Company with respect to the Plan.

  (f)
  Committee Decisions Binding. The Committee may establish rules, regulations and procedures for the administration of the Plan and take any other actions and make any other determinations or decisions in connection with the Plan or the administration or interpretation thereof. The Committee shall have the right and responsibility to interpret the Plan, and the interpretation and construction by the Committee of any provision of the Plan or of any Grant, including in the event of a dispute, shall be final and binding on all Grantees and other persons. Without limiting the generality of Section 22, no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant.

5.
PARTICIPATION.

(a)
Eligibility.    Only Eligible Persons shall be eligible to receive Grants.

(b)
Limitation of Ownership.    No Grants shall be issued to any person who after such Grant would beneficially own more than 9.8% in value of the aggregate outstanding shares of Capital Stock of the Company or 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of shares of Capital Stock, unless the foregoing restriction is expressly and specifically waived by the Board. For purposes of this Section 5(b), a Grantee shall be considered as beneficially owning the stock owned, directly or indirectly, that would be treated as owned through the application of Section 544 of the Code, as modified by

    Section 856(h)(1)(B) of the Code. In addition, no Eligible Person will be permitted to acquire, or will have any right to acquire, Shares, if such acquisition would be prohibited by any share ownership limitations contained in the charter or bylaws of the Company or would impair the Company's status as a real estate investment trust.

  (c)
  Aggregate Limits on Grants to Outside Directors.    The maximum number of shares of Common Stock subject to all Grants during any one year to any outside director, taken together with any cash retainer paid to such outside director in respect of such fiscal year, shall not exceed $500,000 in total value (calculating the value of any such Grants based on the grant date fair value of such Grants for financial reporting purposes and excluding, for this purpose, the value of any dividends or dividend equivalents paid on any shares of Common Stock or Grants).

6.
STOCK.    Subject to adjustments pursuant to Section 13, no Grant may cause the total number of shares of Common Stock subject to all outstanding awards to exceed 1,476,625 shares of Common Stock (the "Share Reserve"). Subject to adjustments pursuant to Section 13, the maximum number of shares of Common Stock underlying Grants that may be awarded in any one year to any Grantee is 500,000. Without limiting the preceding sentence, the maximum number of shares of Common Stock with respect to which Options may be granted in any one year to any Grantee is 500,000. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted over the life of the Plan is a number equal to the Share Reserve. Notwithstanding the first sentence of this Section 6, (a) Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options or Restricted Stock Units but are later forfeited or for any reason or otherwise are not payable under the Plan, (b) Shares underlying an Option that remains unexercised at the expiration, forfeiture or other termination of such Option, and (c) Shares underlying Restricted Stock Units that are settled in cash, may again be made subject to Grants. Shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares, or Shares previously issued but forfeited under the Plan. The certificates for Shares issued hereunder may include any legend that the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate.

7.
TERMS AND CONDITIONS OF OPTIONS.

(a)
Exercise Price.    Each Award Agreement evidencing an Option shall state the Exercise Price, which shall not be less than the Fair Market Value on the date of Grant.

  (b)
  Vesting; Term.    Each Award Agreement evidencing on Option shall state the time or times at which all or a part thereof becomes exercisable. The term of each Option shall be ten years (or such shorter term as set forth in the applicable Award Agreement), and in no event may an Option be exercised after its term.

  (c)
  Payment of Purchase Price.    Except as may otherwise be provided below, the Purchase Price for each Option granted to an Eligible Person shall be payable in full in United States dollars upon the exercise of the Option. In the event the Company determines that it is required to withhold taxes as a result of the exercise of an Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements in accordance with Section 19. Notwithstanding the foregoing, the Committee may permit the Purchase Price to be paid in one or a combination of the following:

  (i)
  by a certified or bank cashier's check;

  (ii)
  by the surrender of Shares owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price; provided, that the Grantee represents and warrants to the Company that the Grantee holds the Shares free and clear of liens and encumbrances;

  (iii)
  by reduction of the Shares issuable upon exercise of the Option;

  (iv)
  by broker-assisted cashless exercise using a broker reasonably acceptable to the Company, pursuant to which the Grantee delivers to the Company, on or prior to the exercise date, the Grantee's instruction directing and obligating the broker to (A) sell Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option and (B) remit to the Company a sufficient portion of the sale proceeds to pay the Purchase Price, no later than the third trading day after the exercise date; or

  (v)
  by any combination of such methods of payment or any other method acceptable to the Committee.

The Committee may impose such limitations and prohibitions on the exercise of Options as it deems appropriate, including any limitation or prohibition designed to avoid accounting consequences that may result from the use of Shares as payment upon exercise of an Option. Fractional Shares shall not be accepted as payment of the Purchase Price.

  (d)
  Transferability.

  (i)
  No Option shall be assignable or transferable, except by will or the laws of descent and distribution of the state wherein the Grantee is domiciled at the time of his or her death; provided that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (A) does not result in accelerated taxation to the Optionee, (B) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code and (C) is otherwise appropriate and desirable.

  (ii)
  No Option shall be exercisable except by the Grantee or a transferee permitted hereunder.

  (e)
  Termination of Service, Other Than by Death, Disability or for Cause.    Unless otherwise provided in the applicable Award Agreement, upon Termination of Service for any reason other than his or her death or Disability, or a Cause Termination, all Options shall cease vesting, and an Optionee shall have the right, subject to the restrictions of Section 4(c), to exercise the vested portion of the Option at any time within 90 days after Termination of Service. Any unvested portion of the Option shall be cancelled upon Termination of Service.

  (f)
  Death of Optionee.    Unless otherwise provided in the applicable Award Agreement, upon Termination of Service on account of death, or if the Optionee dies within 90 days after a Termination of Service other than a Cause Termination, all Options shall cease vesting, and the Successors of the Optionee shall have the right, subject to the restrictions of Section 4(c), to exercise the vested portion of the Option at any time within 12 months after the Optionee's death (or 12 months after the Optionee's Termination of Service, if sooner). Any unvested portion of the Option shall be cancelled upon Termination of Service.

  (g)
  Disability of Optionee.    Unless otherwise provided in the Award Agreement, upon Termination of Service on account of his or her Disability, all Options shall cease vesting, and an Optionee shall have the right, subject to the restrictions of Section 4(b), to exercise the vested portion of the Option at any time within 12 months after Termination of Service. Any unvested portion of the Option shall be cancelled upon Termination of Service.

  (h)
  Cause Termination.    Unless otherwise provided in the applicable Award Agreement, upon a Cause Termination all Options, whether vested or unvested, automatically shall be cancelled.

  (i)
  Rights as a Stockholder.    An Optionee or a Successor of the Optionee shall have no rights as a stockholder with respect to any Shares covered by his or her Grant until the Option is exercised, the full Purchase Price thereof is paid, and all related withholding taxes are satisfied. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date the conditions in the foregoing sentence are satisfied.

  (j)
  Modification and Extension of Option.    Notwithstanding Sections 7(e) through (h), the Committee may extend the exercise period of an Option (but not beyond its maximum term), taking into consideration Rule 16b-3 under the Exchange Act and Section 409A of the Code. The Committee also may modify an Option, as required by applicable law or regulation, to meet the requirements of any accounting standard, to correct an administrative error or otherwise; provided that no such modification may, without such Optionee's consent, materially impair the rights of an Optionee under any Option previously granted.

  (k)
  Except as set forth in Sections 13(a) and 13(b), the Committee may not, without obtaining approval of the requisite percentage of the holders of the Common Stock and only to the extent permitted by Section 409A: (i) amend the terms of outstanding Options to reduce the exercise price of such outstanding Options; (ii) cancel outstanding Options in exchange for or substitution of Options with an exercise price that is less than the exercise price of the original Options; or (iii) cancel outstanding Options with an exercise price above the current share price in exchange for cash or other securities.

  (l)
  Other Provisions.    The Award Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable.

8.
SPECIAL RULES FOR INCENTIVE STOCK OPTIONS.

(a)
Each Incentive Stock Option shall be designated as such in the applicable Award Agreement.

(b)
The aggregate Fair Market Value (determined as of the date of grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any Optionee for the first time during any calendar year (under the Plan and all other plans) required to be taken into account under Section 422(d) of the Code shall not exceed $100,000.

  (c)
  In the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), the Exercise Price with respect to an Incentive Stock Option shall not be less than 110% of the Fair Market Value of a Share on the day the Option is granted and the term of an Incentive Stock Option shall be no more than five years from the date of grant.

  (d)
  If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company thereupon has a tax-withholding obligation, shall pay to the Company (or otherwise provide for as permitted by the Committee) an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.

9.
PROVISIONS APPLICABLE TO RESTRICTED STOCK.

(a)
Vesting.    The Committee shall establish vesting criteria, whether based on continuous service for a period of time or on the level of achievement of performance conditions or both, with respect to the Shares of Restricted Stock granted, which shall be set forth in the applicable Award Agreement.

(b)
Purchase Price.    The Committee may, as reflected by the terms of the applicable Award Agreement, provide a specified purchase price for the Restricted Stock (whether or not the payment of a purchase price is required by any state law applicable to the Company).

(c)
Certificates.

(i)
Each Grantee of Restricted Stock may be issued a stock certificate in respect of Shares of Restricted Stock awarded under the Plan. In addition to any legend that might otherwise be required by the Board or the Company's charter, bylaws or other applicable documents, certificates for Shares of Restricted Stock issued hereunder may include any legend that the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the applicable Award Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Grant, substantially in the following form:

              THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE ARES COMMERCIAL REAL ESTATE CORPORATION AMENDED AND RESTATED 2012 EQUITY INCENTIVE PLAN, AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND ARES COMMERCIAL REAL ESTATE CORPORATION. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF ARES COMMERCIAL REAL ESTATE CORPORATION.

    (ii)
    The Committee may require that any stock certificates evidencing such Shares be held in custody by the Company until the restrictions hereunder shall have lapsed and that, as a condition of any grant of Restricted Stock, the Grantee shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Grant. If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the Grantee or his or her designee, subject to Section 9(d).

    (iii)
    For purposes of clarity, nothing contained in the Plan shall preclude the use of any non-certficated method of evidencing ownership that the Committee determines to be appropriate, including book entry.

  (d)
  Restrictions and Conditions.    Unless otherwise provided by the Committee in an Award Agreement, Restricted Stock awarded pursuant to the Plan shall also be subject to the following restrictions and conditions:

  (i)
  During a period commencing with the date of issuance of such Shares and ending on the date the period of forfeiture with respect to such Shares lapses pursuant to the Plan or the applicable Award Agreement, the Grantee shall not be permitted to sell, transfer, pledge, anticipate, alienate, encumber or assign Restricted Stock (or have such Shares attached or garnished). The period of forfeiture with respect to Restricted Stock shall lapse as provided in the applicable Award Agreement. Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Restricted Stock shall only lapse as to whole Shares.

    (ii)
    Unless otherwise provided in the applicable Award Agreement, the Grantee shall have, in respect of the Restricted Stock, all of the rights of a stockholder of the Company, including the rights to vote the Shares and receive dividends.

    (iii)
    Unless otherwise provided in the applicable Award Agreement, if the Grantee has a Termination of Service for any reason, then all Restricted Stock still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee.

    (iv)
    The Committee may impose such other restrictions and conditions on the grant or vesting of Restricted Stock as it deems appropriate, not inconsistent with the terms of the Plan.

10.
PROVISIONS APPLICABLE TO RESTRICTED STOCK UNITS.

(a)
Term. The Committee may provide in an Award Agreement that any particular Restricted Stock Unit shall expire at the end of a specified term.

(b)
Vesting; Other Restrictions.

(i)
Subject to the provisions of the applicable Award Agreement and Section 10(b)(ii), Restricted Stock Units shall vest as provided in the applicable Award Agreement. The Committee may impose such other conditions or restrictions on Restricted Stock Units as it deems appropriate, not inconsistent with the Plan.

(ii)
Unless otherwise provided by the applicable Award Agreement, in the event that a Grantee has a Termination of Service, any and all of the Grantee's Restricted Stock Units that have not vested prior to or as of such termination shall thereupon, and with no further action, be forfeited and cease to be outstanding.

(c)
Settlement of Restricted Stock Units.

(i)
Upon vesting or at a pre-specified time thereafter, each vested Restricted Stock Unit shall be settled by the transfer to the Grantee of one Share; provided that the Committee at the time of grant (or thereafter) may provide that a Restricted Stock Unit may be settled (A) in cash at the applicable Fair Market Value of one Share at the time of vesting of such Restricted Stock Unit, (B) in cash or by transfer of Shares as elected by the Grantee in accordance with procedures established by the Committee (if any) or (C) in cash or by transfer of Shares as elected by the Company.

  (d)
  Other Restricted Stock Unit Provisions.

  (i)
  Except as permitted by the Committee, rights to payments with respect to Restricted Stock Units granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.

  (ii)
  A Grantee may designate in writing, on forms to be prescribed by the Committee, a beneficiary or beneficiaries to receive any payments payable on account of vested Restricted Stock Units after his or her death and may amend or revoke such designation at any time. If no beneficiary designation is in effect at the time of a Grantee's death, payments hereunder shall be made to the Grantee's estate.

  (iii)
  The Committee may (taking into account, without limitation, Section 409A of the Code) establish a program under which distributions with respect to Restricted Stock Units may be deferred.

  (iv)
  Notwithstanding any other provision of this Section 10, any fractional Restricted Stock Units will be settled in cash.

  (v)
  No Restricted Stock Unit shall give any Grantee any rights with respect to Shares or any ownership interest in the Company; provided, that the Committee may confer the right to dividends or dividend equivalents to the Grantee of a Restricted Stock Unit either in the form of additional Restricted Stock Units equal in value to such dividends, or in cash or in kind. No provision of the Plan shall be interpreted to confer upon any Grantee of a Restricted Stock Unit any voting rights with respect to any Restricted Stock Unit.

  (vi)
  The holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company,

      subject to the terms and conditions of the applicable Award Agreement.

11.
OTHER EQUITY-BASED AWARDS.    The Board shall have the right to grant other awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of Shares based upon certain conditions, the grant of securities convertible into Common Stock, the grant of standalone dividend equivalents, and the grant of phantom Shares, provided that in the event that the Board grants stock appreciation rights, the provisions of Section 7(k) shall apply to such stock appreciation rights.

12.
TERM OF PLAN.    The Plan shall terminate on, and no Grant shall be awarded on or after, the ten-year anniversary of the Amendment Effective Date, unless earlier terminated in accordance with Section 17.

13.
RECAPITALIZATION AND CHANGES OF CONTROL.

(a)
Subject to any required action by stockholders and to the specific provisions of Section 13(b) and Section 14, if (A) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or a transaction similar thereto, (B) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than cash dividends, shall occur or (C) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Grants, then:

(i)
the maximum aggregate number of Shares that may be made subject to Grants, and each of the other limits described in Section 6, shall be appropriately adjusted by the Committee;

(ii)
the Committee shall take any such action as shall be necessary to maintain each Grantee's economic interests in his or her Grants, including by making adjustments in (A) the number of Options, Shares of Restricted Stock and Restricted Stock Units (and other Grants under Section 11) granted, (B) the kind of securities or other property underlying such Grants, (C) the Exercise Price and (D) the performance-based criteria established in connection with Grants; provided, that in the discretion of the Committee, the foregoing clause (D) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 13(a) had the event related to the Company; and

    (iii)
    any Shares or other securities distributed to a Grantee with respect to Restricted Stock or otherwise issued in adjustment of Restricted Stock pursuant to Section 13(a) shall be subject to the applicable restrictions and requirements imposed by Section 9, including the requirements to deposit the certificates therefor with the Company together with a stock power and to legend such certificates.

  (b)
  Notwithstanding Section 13(a), and subject to any required action by stockholders and to the specific provisions of Section 14, upon the occurrence of a Change in Control, the Committee as constituted immediately before the Change in Control may make such adjustments or take such other actions with respect to Grants as it determines are appropriate in light of the Change in Control (including the substitution of equity securities other than stock of the Company as the stock underlying Grants, acceleration of the exercisability or vesting of Grants, or cancellation of Options in return for payment equal to the Fair Market Value of Shares subject to such Options as of the date of the Change in Control less the Exercise Price applicable thereto (which payment amount may be zero)), if any, provided that the Committee determines that such adjustments or other actions do not have a substantial adverse economic impact on the Grantee as determined at the time of the adjustments. The Committee also may reduce payments to a Grantee, or provide that a Grantee's Grants that otherwise would vest will not so vest, in each case in connection with a Change in Control, where such Grantee would be a "disqualified individual" within the meaning of Section 280G of the Code and would be subject to the 20% excise tax imposed by such section.

14.
EFFECT OF CERTAIN TRANSACTIONS.    Upon the occurrence of (a) the dissolution or liquidation of the Company, (b) a merger, consolidation, reorganization or other business combination in which the Company is acquired by another entity or in which the Company is not the surviving entity, or (c) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, the Plan and the Grants issued hereunder shall terminate, unless provision is made in connection with such transaction for the assumption of such Grants, or the substitution for such Grants of new Grants, by the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 13. In the event of such termination, (i) all outstanding Options and other Grants subject to exercise shall be exercisable to the extent then vested (taking into account any accelerated vesting provided by the Committee) for at least ten days prior to the date of such termination and (ii) all other Grants shall be settled, to the extent then-vested.

15.
SECURITIES LAW REQUIREMENTS.

(a)
Legality of Issuance.    The award of any Grant and the issuance of any Shares pursuant to Grants shall be contingent upon the following:

(i)
complying with all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee;

(ii)
the listing, registration, qualification, consent or approval of Shares or of the offer or sale of Shares underlying Grants has been effected or obtained free of any conditions in a manner acceptable to the Committee, to the extent that the Committee at any time determines that such listing, registration or qualification is required by any securities exchange or under any state or federal law, or such consent or approval of any governmental regulatory body is necessary or desirable.

(b)
Restrictions on Transfer.    Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on any stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the offering and sale of Shares under the Plan is not registered under the Act but an exemption is available that requires an investment representation or other representation, each Grantee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 15 shall be conclusive and binding on all persons. Any stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear a restrictive legend, substantially in the following form, and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

              "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY

              TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

  (c)
  Registration or Qualification of Securities.    The Company may, but shall not be obligated to, register or qualify the issuance of Grants or the sale of Shares under the Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Grants or the sale of Shares under the Plan to comply with any law.

  (d)
  Exchange of Certificates.    If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan no longer is required, the holder of such certificate shall, with the permission of the Committee, be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

16.
COMPLIANCE WITH SECTION 409A OF THE CODE.

(a)
Any Award Agreement that is subject to Section 409A of the Code shall include such additional terms and conditions as may be required to satisfy the requirements of Section 409A of the Code.

(b)
With respect to any Grant that is subject to Section 409A of the Code, and with respect to which a payment or distribution is to be made upon a Termination of Service, if the Grantee is determined by the Company to be a "specified employee" within the meaning of Section 409A(a)(2)(B)(i) of the Code and the Company's stock is publicly traded on an established securities market or otherwise, such payment or distribution, to the extent it would constitute a payment of nonqualified deferred compensation within the meaning of Section 409A of the Code that is ineligible for an exemption from treatment as such, may not be made before the date that is six months after the date of Termination of Service (to the extent required under Section 409A of the Code).

(c)
It is the intention of the Board and the Committee that the Plan be operated and administered in compliance with Section 409A of the Code or any exemption thereto. Notwithstanding the foregoing, nothing contained herein shall be deemed to provide assurances or an indemnity to any Grantee regarding his or her personal tax treatment.

17.
AMENDMENT AND TERMINATION OF THE PLAN.    The Board may from time to time, with respect to any Shares at the time not subject to Grants, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, taking into account applicable laws, regulations, exchange and accounting rules. The Board may otherwise amend the Plan or terminate the Plan before the ten-year anniversary of the Amendment Effective Date, except that no such amendment or termination may materially impair the rights of a Grantee under an award previously granted without the Grantee's consent, unless effected to comply with applicable law or regulation or to meet the requirements of any accounting standard or to correct an administrative error.

18.
APPLICATION OF FUNDS.    The proceeds received by the Company from the sale of Shares pursuant to the exercise of an Option, the sale of Restricted Stock or in connection with other Grants under the Plan will be used for general corporate purposes.

19.
TAX WITHHOLDING.    Each Grantee shall, no later than the date as of which any amount attributable to any Grant first becomes includable in the gross income of the Grantee for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state, local or other taxes of any kind that are required by law to be withheld with respect to such amount. To the extent permitted by the Committee from time to time, a Grantee may elect to have such tax withholding satisfied, in whole or in part, by (a) authorizing the Company to withhold a number of Shares to be issued pursuant to a Grant with a Fair Market Value as of the date of such withholding equal to the amount of the required withholding tax, (b) transferring to the Company Shares owned by the Grantee with a Fair Market Value equal to the amount of the required withholding tax, or (c) in the case of a Grantee who is an Employee of the Company at the time such withholding is effected, by withholding from the Grantee's cash compensation. Notwithstanding anything contained in the Plan to the contrary, the Grantee's satisfaction of any tax withholding requirements imposed by the Committee shall be a condition precedent to the Company's obligation to issue Shares to the Grantee, and the failure of the Grantee to satisfy such requirements with respect to a Grant shall cause such Grant to be forfeited.

20.
NOTICES.    All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Committee; and if to the Grantee, shall be delivered personally or mailed to the Grantee at the address appearing in the records of the Participating Company.

21.
RIGHTS TO EMPLOYMENT OR OTHER SERVICE.    Nothing in the Plan or in any Grant shall confer on any person any right to continue in the employ or other service of the Participating Company or interfere in any way with the right of the Participating Company and its stockholders to terminate such person's employment or other service at any time.

22.
EXCULPATION AND INDEMNIFICATION.    To the maximum extent not prohibited by law, the Company shall indemnify and hold harmless the members of the Board and the members of the Committee, in each case as constituted from time to time, from and against any and all liabilities, costs and expenses (including attorneys' fees) incurred by such persons as a result of any act or omission in connection with the performance of such person's duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the bad faith or fraud of such persons.

23.
CAPTIONS; CONSTRUCTION.    The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (a) "or" means "and/or" and (b) "including" or "include" means "including, without limitation."

24.
GOVERNING LAW.    THE PLAN SHALL BE GOVERNED BY THE LAWS OF MARYLAND, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

25.
REGIONAL VARIATION.    The Committee reserves the right to authorize the establishment of, and to make Grants pursuant to, annexes, sub-plans or other supplementary documentation as the Committee deems appropriate in light of local law, rules and customs.

 ARES COMMERCIAL REAL ESTATE CORP. 245 PARK AVENUE, 42ND FLOOR NEW YORK, NY 10167 AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to authorize your proxy using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E42497-P06054 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ARES COMMERCIAL REAL ESTATE CORPORATION The Board of Directors recommends a vote "FOR" Proposal 1 to elect the following Directors: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees: 01) Rand S. April* 02) Michael J Arougheti* 03) James E. Skinner* *Persons to serve as Class III Directors until the Company’s 2021 Annual Meeting of Stockholders, and until their successors are duly elected and qualify. !!! The Board of Directors recommends a vote "FOR" Proposal 2. For Against Abstain 2.To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending!!! December 31, 2018. The Board of Directors recommends a vote "FOR" Proposal 3. For Against Abstain 3.To approve the Company's Amended and Restated 2012 Equity Incentive Plan. !!! NOTE: The proxies are hereby authorized to vote in their discretion and otherwise represent the undersigned on such other matters as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 2017 Annual Report are available at http://materials.proxyvote.com/04013V. E42498-P06054 ARES COMMERCIAL REAL ESTATE CORPORATION Annual Meeting of Stockholders June 11, 2018 at 9:30 AM Eastern Daylight Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Michael Weiner, Tae-Sik Yoon and Anton Feingold, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders of Ares Commercial Real Estate Corporation (the "Company") to be held on June 11, 2018 at 9:30 a.m., Eastern Daylight Time, at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting, and any adjournments or postponements thereof. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. At the present time, the Board of Directors of the Company knows of no other business to be presented at the meeting. Your vote is important. Please vote immediately. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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Ares Commercial Real Estate Corporation 245 Park Avenue, 42nd Floor New York, NY 10167
Ares Commercial Real Estate Corporation 245 Park Avenue, 42nd Floor New York, NY 10167
PROXY STATEMENT FOR 2018 ANNUAL MEETING OF STOCKHOLDERS
REPORT OF THE AUDIT COMMITTEE
CORPORATE GOVERNANCE—BOARD OF DIRECTORS AND COMMITTEES
COMPENSATION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2019 ANNUAL MEETING
ANNUAL REPORT AVAILABLE
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
  Exhibit A
ARES COMMERCIAL REAL ESTATE CORPORATION AMENDED AND RESTATED 2012 EQUITY INCENTIVE PLAN